                        AXP CALIFORNIA TAX-EXEMPT TRUST

             [TO BE NAMED RIVERSOURCE CALIFORNIA TAX-EXEMPT TRUST]

                         CERTIFICATE OF THE SECRETARY
                         ----------------------------

         The undersigned, being the Secretary of AXP California Tax-Exempt Trust (hereinafter referred to as the "Trust"), a trust with transferable
                                       -----
shares of the type commonly called a Massachusetts business trust, DOES HEREBY CERTIFY that, pursuant to the authority conferred upon the Trustees of the Trust by Sections 9.3 and 9.4 of the Agreement and Declaration of Trust, dated
         --------------------
April 7, 1986, as amended to date (hereinafter, as so amended, referred to as the "Declaration of Trust"), and by the affirmative vote of a Majority of the
     --------------------
Trustees at meetings duly called and held on September 8, 2005, and April 13, 2006, the Declaration of Trust was amended and restated in its entirety as set forth in the attached Amended and Restated Declaration of Trust of RiverSource California Tax-Exempt Trust dated April 21, 2006.

         IN WITNESS WHEREOF, the undersigned has set his signature and the seal of the Trust, this 19th day of April 2006.



                                            /s/ Leslie L. Ogg
                                            -----------------
                                                Leslie L. Ogg
                                                Secretary

[TRUST SEAL]



                                ACKNOWLEDGMENT

STATE OF MINNESOTA  )
                      ss.
COUNTY OF HENNEPIN  )                                   April 19, 2006


         Then personally appeared the above-named Leslie L. Ogg and acknowledged the foregoing instrument to be his free act and deed.

         Before me,


                                            /s/ Diane R. Kepp
                                            -----------------
                                                Notary Public

                                            My commission expires: 1/31/2010

[NOTARIAL SEAL]

                             AMENDED AND RESTATED
                      AGREEMENT AND DECLARATION OF TRUST
                                      OF
                        AXP CALIFORNIA TAX-EXEMPT TRUST

NAMES AND ADDRESSES OF TRUSTEES:
==============================================================================
ARNE H. CARLSON
         American Express Funds
         901 Marquette Avenue South
         Suite 2810
         Minneapolis, MN 55402-3268

==============================================================================
KATHLEEN BLATZ
         Promise Hill Farm
         7075 Highway 12
         Maple Plain, MN  55359-9711

==============================================================================
PATRICIA M. FLYNN
         Bentley College
         Morrison Hall, Room 316
         175 Forest Street
         Waltham, MA 02452-4705

==============================================================================
ANNE P. JONES
         5716 Bent Branch Road
         Bethesda, MD 20816

==============================================================================
JEFFREY LAIKIND
         165 East 66th Street
         New York, NY  10021
==============================================================================
STEPHEN R. LEWIS, JR.
         222 South 9th Street
         #440
         Minneapolis, MN  55402

==============================================================================
CATHERINE JAMES PAGLIA
         Enterprise Asset Management
         475 Fifth Avenue
         New York, NY  10017

==============================================================================
VIKKI L. PRYOR
         SBLI USA Mutual Life Insurance Company, Inc.
         460 West 34th Street
         Suite 800
         New York, NY  10001

==============================================================================
ALAN K. SIMPSON
         1201 Sunshine Avenue
         Cody, WY  82414
         307-527-6820

==============================================================================
ALISON TAUNTON-RIGBY
         RiboNovix, Inc.
         8 Farrar Road
         Lincoln, MA  01773

==============================================================================
WILLIAM F. (TED) TRUSCOTT
         Ameriprise
         251 Ameriprise Financial Center
         Internal Routing H17/251
==============================================================================

NAME AND ADDRESS OF REGISTERED AGENT:

Thomas Weesner
Sullivan & Worcester LLP
One Post Office Square
Boston, MA  02109

                             AMENDED AND RESTATED
                      AGREEMENT AND DECLARATION OF TRUST
                                      OF
                        AXP CALIFORNIA TAX-EXEMPT TRUST

                         W I T N E S S E T H  T H A T:
                         -------------------  --------

        The Trustees of the AXP California Tax-Exempt Trust, a trust with transferable shares of the type commonly called a Massachusetts business trust, by actions taken at duly called meetings on September 8, 2005 and April 13, 2006, amended and restated the Agreement and Declaration of Trust, dated April 7, 1986, effective April 21, 2006, to read as follows:

                                   ARTICLE I
                                   ---------

                                   THE TRUST
                                   ---------

        SECTION 1.1. Name. The name of the Trust shall be
                     ----

                  "RIVERSOURCE CALIFORNIA TAX-EXEMPT TRUST,"

and so far as may be practicable the Trustees shall conduct the Trust's activities, execute all documents and sue or be sued under that name, which name (and the word "Trust" wherever used in this Agreement and Declaration of
                    -----
Trust, except where the context otherwise requires) shall refer to the Trustees in their capacity as Trustees, and not individually or personally, and shall not refer to the officers, agents or employees of the Trust or of such Trustees, or to the holders of the Shares of Beneficial Interest of the Trust, of any Series. If the Trustees determine that the use of such name is not practicable, legal or convenient at any time or in any jurisdiction, or if the trust is required to discontinue the use of such name pursuant to Section
10.5 hereof, then subject to that Section, the Trustees may use such other designation, or they may adopt such other name for the Trust as they deem proper, and the Trust may hold property and conduct its activities under such designation or name.

        SECTION 1.2. Location. The Trust shall have an office located at c/o
                     --------
Sullivan & Worcester LLP, One Post Office Square, Boston, Massachusetts, 02109 unless changed by the Trustees to another location in Massachusetts or elsewhere, but such office need not be the sole or principal office of the Trust. The Trust may have such other offices or places of business as the Trustees may from time to time determine to be necessary or expedient.

        SECTION 1.3. Nature of Trust. The Trust shall be a trust with
                     ---------------
transferable shares under the laws of The Commonwealth of Massachusetts, of the type referred to in Section 1 of Chapter 182 of the Massachusetts General Laws and commonly termed a Massachusetts business trust. The Trust is not intended to be, shall not be deemed to be, and shall not be treated as, a general partnership, limited partnership, joint venture, corporation or joint stock company. The Shareholders shall be beneficiaries and their relationship to the Trustees shall be solely in that capacity in accordance with the rights conferred upon them hereunder.

        SECTION 1.4. Definitions. As used in this Agreement and Declaration of
                     -----------
Trust, the following terms shall have the meanings set forth below unless the context thereof otherwise requires:

        "Accounting Agent" shall have the meaning designated in Section 5.2(g)
         ----------------
hereof.

        "Administrator" shall have the meaning designated in Section 5.2(b)
         -------------
hereof.

        "Affiliated Person" shall have the meaning assigned to it in the 1940
         -----------------
Act.

        "Bylaws" shall mean the Bylaws of the Trust, as amended from time to
         ------
time.

        "Certificate of Designation" shall have the meaning designated in
         --------------------------
Section 6.1 hereof.

        "Certificate of Termination" shall have the meaning designated in
         --------------------------
Section 6.1 hereof.

        "Class" or "Classes" shall mean, with respect to any Series, any
         -----      -------
unissued Shares of such Series in respect of which the Trustees shall from time to time fix and determine any special provisions relating to sales charges, any rights of redemption and the price, terms and manner of redemption, special and relative rights as to dividends and other distributions and on liquidation, sinking or purchase fund provisions, conversion rights, and conditions under which the Shareholders of such Class shall have separate voting rights or no voting rights.

        "Commission" shall have the same meaning as in the 1940 Act.
         ----------

        "Contracting Party" shall have the meaning designated in the preamble
         -----------------
to Section 5.2 hereof.

        "Conversion Date" shall mean the effective date, established in
         ---------------
accordance with the provisions of this Declaration or with procedures established by the Trustees, of the conversion of Shares of any Class into, or of the exchange of Shares of any Class for, Shares of any other Class.

        "Converted Shares" shall have the meaning designated in paragraph (i)
         ----------------                                       -------------
of Section 6.2(k) hereof.
   --------------

        "Covered Person" shall have the meaning designated in Section 8.4
         --------------
hereof.

        "Custodian" shall have the meaning designated in Section 5.2(d)
         ---------
hereof.

        "Declaration" and "Declaration of Trust" shall mean this Agreement and
         -----------       --------------------
Declaration of Trust and all amendments or modifications thereof as from time to time in effect. References in this Agreement and Declaration of Trust to "hereof," "herein" and "hereunder" shall be deemed to refer to the Declaration
 ------    ------       ---------
of Trust generally, and shall not be limited to the particular text, Article or Section in which such words appear.

        "Disabling Conduct" shall have the meaning designated in Section 8.4
         -----------------
hereof.

        "Distributor" shall have the meaning designated in Section 5.2(c)
         -----------
hereof.

        "Dividend Disbursing Agent" shall have the meaning designated in
         -------------------------
Section 5.2(e) hereof.

        "Eligible Investment Company" shall have the meaning designated in
         ---------------------------
paragraph (i) of Section 6.2(k) hereof.
-------------    --------------

        "Existing Fund" or "Existing Funds" shall have the meaning designated
         -------------      --------------
in Section 6.1(a) hereof.
   --------------

        "Existing Series" shall have the meaning designated in Section 6.1(a)
         ---------------                                       --------------
hereof.

        "Fund" or "Funds" shall mean one or more of the separate components of
         ----      -----
the assets of the Trust which are now or hereafter established and designated under or in accordance with the provisions of Article VI hereof.

        "Fund Assets" shall have the meaning defined in Section 6.2(a) hereof.
         -----------

        "General Items" shall have the meaning defined in Section 6.2(a)
         -------------
hereof.

        "Initial Trustee" shall have the meaning defined in the preamble to
         ---------------
the Agreement and Declaration of Trust dated April 7, 1986.

        "Investment Manager" shall have the meaning stated in Section 5.2(a)
         ------------------
hereof.

        "Majority of the Trustees" shall mean a majority of the Trustees in
         ------------------------
office at the time in question. At any time at which there shall be only one
(1) Trustee in office, such term shall mean such Trustee.

        "Majority Shareholder Vote," as used with respect to the election of
         -------------------------
any Trustee at a meeting of Shareholders, shall mean the vote for the election of such Trustee of a plurality of all outstanding Shares of the Trust, without regard to Series or Class, represented in person or by proxy and entitled to vote thereon, provided that a quorum (determined as provided in Section 7.5
                                                                -----------
hereof) is present, and as used with respect to any other action required or permitted to be taken by Shareholders, shall mean the vote for such action of the holders of that majority of all outstanding Shares (or, where a separate vote of Shares of any particular Series or Class is to be taken, the affirmative vote of that majority of the outstanding Shares of that Series or Class) of the Trust which consists of: (i) a majority of all Shares (or of Shares of the particular Series or Class) represented in person or by proxy and entitled to vote on such action at the meeting of Shareholders at which such action is to be taken, provided that a quorum (determined as provided in
Section 7.5 hereof) is present; or (ii) if such action is to be taken by
-----------
written consent of Shareholders, a majority of all Shares (or of Shares of the particular Series or Class) issued and outstanding and entitled to vote on such action; provided, that (iii) as used with respect to any action requiring
             --------
the affirmative vote of "a majority of the outstanding voting securities", as the quoted phrase is defined in the 1940 Act, of the Trust or of any Fund, "Majority Shareholder Vote" means the vote for such action at a meeting of
 -------------------------
Shareholders of the smallest majority of all outstanding Shares of the Trust (or of Shares of the particular Series or Class) entitled to vote on such action which satisfies such 1940 Act voting requirement.

        "1940 Act" shall mean the provisions of the Investment Company Act of
         --------
1940 and the rules and regulations thereunder, both as amended from time to time, and any order or orders thereunder which may from time to time be applicable to the Trust.

        "Original Purchase Date" shall have the meaning designated in Section
         ----------------------                                       -------
6.2(l)(ii) hereof.
----------

        "Person" shall mean and include individuals, as well as corporations,
         ------
limited partnerships, general partnerships, joint stock companies, joint ventures, associations, banks, trust companies, land trusts, business trusts or other organizations established under the laws of any jurisdiction, whether or not considered to be legal entities, and governments and agencies and political subdivisions thereof.

        "Principal Underwriter" shall have the meaning designated in Section
         ---------------------
5.2(c) hereof.

        "Prospectus," as used with respect to any Fund or Series of Shares,
         ----------
shall mean the prospectus relating to such Fund or Series which constitutes part of the currently effective Registration Statement of the Trust under the Securities Act of 1933, as such prospectus may be amended or supplemented from time to time.

        "Resulting Shares" shall have the meaning designated in paragraph (i)
         ----------------                                       -------------
of Section 6.2(k) hereof.
   --------------

        "Securities" shall mean any and all bills, notes, bonds, debentures or
         ----------
other obligations or evidences of indebtedness, certificates of deposit, bankers' acceptances, commercial paper, repurchase agreements or other money market instruments; stocks, shares or other equity ownership interests; and warrants, options, futures contracts or other instruments representing rights to subscribe for, purchase, receive or otherwise acquire or to sell, transfer, assign or otherwise dispose of, and scrip, certificates, receipts or other instruments evidencing any ownership rights or interests in, any of the foregoing and "when issued" and "delayed delivery" contracts for securities, issued, guaranteed or sponsored by any governments, political subdivisions or governmental authorities, agencies or instrumentalities, by any individuals, firms, companies, corporations, syndicates, associations or trusts, or by any other organizations or entities whatsoever, irrespective of their forms or the names by which they may be described, whether or not they be organized and operated for profit, and whether they be domestic or foreign with respect to The Commonwealth of Massachusetts or the United States of America.

        "Securities of the Trust" shall mean any Securities issued by the
         -----------------------
Trust.

        "Series" shall mean one or more of the series of Shares authorized by
         ------
the Trustees to represent the beneficial interest in one or more of the Funds.

        "Settlor" shall have the meaning stated in the Agreement and
         -------
Declaration of Trust dated April 7, 1986.

        "Shareholder" shall mean as of any particular time any Person shown of
         -----------
record at such time on the books of the Trust as a holder of outstanding Shares of any Series, including a pledgee into whose name any such Shares are transferred on the books of the Trust.

        "Shareholder Servicing Agent" shall have the meaning designated in
         ---------------------------
Section 5.2(f) hereof.

        "Shares" shall mean the transferable units into which the beneficial
         ------
interest in the Trust and each Fund of the Trust (as the context may require) shall be divided from time to time, and includes fractions of Shares as well as whole Shares. All references herein to "Shares" which are not accompanied by a reference to any particular Series or Fund shall be deemed to apply to outstanding Shares without regard to Series.

        "Single Class Voting," as used with respect to any matter to be acted
         -------------------
upon at a meeting or by written consent of Shareholders, shall mean a style of voting in which each holder of one or more Shares shall be entitled to one vote on the matter in question for each Share standing in his name on the records of the Trust, irrespective of Series, and all outstanding Shares of all Series vote as a single class.

        "Statement of Additional Information," as used with respect to any
         -----------------------------------
Fund or Series of Shares, shall mean the statement of additional information relating to such Fund or Series, which constitutes part of the currently effective Registration Statement of the Trust under the Securities Act of 1933, as such statement of additional information may be amended or supplemented from time to time.

        "Transfer Agent" shall have the meaning defined in Section 5.2(e)
         --------------
hereof.

        "Trust" shall have the meaning stated in the Agreement and Declaration
         -----
of Trust dated April 7, 1986.


        "Trust Property" shall mean, as of any particular time, any and all
         --------------
property which shall have been transferred, conveyed or paid to the Trust or the Trustees, and all interest, dividends, income, earnings, profits and gains therefrom, and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation thereof, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, and which at such time is owned or held by, or for the account of, the Trust or the Trustees, without regard to the Fund to which such property is allocated.

        "Trustees" shall mean, collectively, the Initial Trustee, so long as
         --------
he shall continue in office, and all other individuals who at the time in question have been duly elected or appointed as Trustees of the Trust in accordance with the provisions hereof and who have qualified and are then in office. At any time at which there shall be only one (1) Trustee in office, such term shall mean such a single Trustee.

        SECTION 1.5. Real Property to be Converted into Personal Property.
                     ----------------------------------------------------
Notwithstanding any other provision hereof, any real property at any time forming part of the Trust Property shall be held in trust for sale and conversion into personal property at such time or times and in such manner and upon such terms as the Trustees shall approve, but the Trustees shall have power until the termination of this Trust to postpone such conversion as long as they in their uncontrolled discretion shall think fit, and for the purpose of determining the nature of the interest of the Shareholders therein, all such real property shall at all times be considered as personal property.

                                  ARTICLE II
                                  ----------

                             PURPOSE OF THE TRUST
                             --------------------

        The purpose of the Trust shall be to engage in the business of being an investment company, and such of subscribing for, purchasing or otherwise acquiring, holding for investment or trading in, borrowing, lending and selling short, selling, assigning, negotiating or exchanging and otherwise disposing of, and turning to account, realizing upon and generally dealing in and with, in any manner, securities of all kinds, and all as the Trustees in their discretion shall determine to be necessary, desirable or appropriate, and to exercise and perform any and every act, thing or power necessary, suitable or desirable for the accomplishment of such purpose, the attainment of any of the objects or the furtherance of any of the powers given hereby which are lawful purposes, objectives or powers of a trust with transferable shares of the type commonly termed a Massachusetts business trust; and to do every other act or acts or thing or things incidental or appurtenant to or growing out of or in connection with the aforesaid objects, purposes or powers, or any of them, which a trust of the type commonly termed a Massachusetts business trust is not now or hereafter prohibited from doing, exercising or performing.


                                  ARTICLE III
                                  -----------

                            POWERS OF THE TRUSTEES
                            ----------------------

        SECTION 3.1. Powers in General. The Trustees shall have, without other
                     -----------------
or further authorization, full, entire, exclusive and absolute power, control and authority over, and management of, the business of the Trust and over the Trust Property, to the same extent as if the Trustees were the sole owners of the business and property of the Trust in their own right, and with such powers of delegation as may be permitted by this Declaration, subject only to such limitations as may be expressly imposed by this Declaration of Trust or by applicable law. The enumeration of any specific power or authority herein shall not be construed as limiting the aforesaid power or authority or any specific power or authority. Without limiting the foregoing, the Trustees may adopt Bylaws not inconsistent with this Declaration of Trust providing for the conduct of the business and affairs of the Trust and may amend and repeal them to the extent that such Bylaws do not reserve that right to the Shareholders; they may select, and from time to time change, the fiscal year of the Trust; they may adopt and use a seal for the Trust, provided, that unless otherwise
                                             --------
required by the Trustees, it shall not be necessary to place the seal upon, and its absence shall not impair the validity of, any document, instrument or other paper executed and delivered by or on behalf of the Trust; they may from time to time in accordance with the provisions of Section 6.1 hereof establish one or more Funds to which they may allocate such of the Trust Property, subject to such liabilities, as they shall deem appropriate, each such Fund to be operated by the Trustees as a separate and distinct investment medium and with separately defined investment objectives and policies and distinct investment purposes, all as established by the Trustees, or from time to time changed by them or by the shareholders of said Fund; they may as they consider appropriate elect and remove officers and appoint and terminate agents and consultants and hire and terminate employees, any one or more of the foregoing of whom may be a Trustee; they may appoint from their own number, and terminate, any one or more committees consisting of one or more Trustees, including without implied limitation an Executive Committee, which may, when the Trustees are not in session and subject to the 1940 Act, exercise some or all of the power and authority of the Trustees as the Trustees may determine; in accordance with Section 5.2 they may employ one or more Investment Managers, Administrators and Custodians and may authorize any Custodian to employ subcustodians or agents and to deposit all or any part of such assets in a system or systems for the central handling of Securities, retain Transfer, Dividend Disbursing, Accounting or Shareholder Servicing Agents or any of the foregoing, provide for the distribution of Shares by the Trust through one or more Distributors, Principal Underwriters or otherwise, set record dates or times for the determination of Shareholders entitled to participate in, benefit from or act with respect to various matters; and in general they may delegate to any officer of the Trust, to any Committee designated the Trustees and to any employee, Investment Manager, Administrator, Distributor, Custodian, Transfer Agent, Dividend Disbursing Agent, or any other agent or consultant of the Trust, such authority, powers, functions and duties as they consider desirable or appropriate for the conduct of the business and affairs of the Trust, including without implied limitation the power and authority to act in the name of the Trust and of the Trustees, to sign documents and to act as attorney-in-fact for the Trustees. Without limiting the foregoing and to the extent not inconsistent with the 1940 Act or other applicable law, the Trustees shall have power and authority:

                  (a) Investments. To invest and reinvest cash and other
                      -----------
        property; to buy, for cash or on margin, and otherwise acquire and hold, Securities created or issued by any Persons, including Securities maturing after the possible termination of the Trust; to make payment therefor in any lawful manner in exchange for any of the Trust Property; and to hold cash or other property uninvested without in any event being bound or limited by any present or future law or custom in regard to investments by trustees;

                  (b) Disposition of Assets. Upon such terms and conditions as
                      ---------------------
        they deem best, to lend, sell, exchange, mortgage, pledge, hypothecate, grant security interests in, encumber, negotiate, convey, transfer or otherwise dispose of, and to trade in, any and all of the Trust Property, free and clear of all trusts, for cash or on terms, with or without advertisement, and on such terms as to payment, security or otherwise, all as they shall deem necessary or expedient;

                  (c) Ownership Powers. To vote or give assent, or exercise
                      ----------------
        any and all other rights, powers and privileges of ownership with respect to, and to perform any and all duties and obligations as owners of, any Securities or other property forming part of the Trust Property, the same as any individual might do; to exercise powers and rights of subscription or otherwise which in any manner arise out of ownership of Securities, and to receive powers of attorney from, and to execute and deliver proxies or powers of attorney to, such Person or Persons as the Trustees shall deem proper, receiving from or granting to such Person or Person such power and discretion with relation to Securities or other property of the Trust, all as the Trustees shall deem proper;

                  (d) Form of Holding. To hold any Security or other property
                      ---------------
        in a form not indicating any trust, whether in bearer, unregistered or other negotiable form, or in the name of the

        Trustees or of the Trust, or of the Fund to which such Securities or property belong, or in the name of a Custodian, subcustodian or other nominee or nominees, or otherwise, upon such terms, in such manner or with such powers, as the Trustees may determine, and with or without indicating any trust or the interest of the Trustees therein;

                  (e) Reorganization, etc. To consent to or participate in any
                      -------------------
        plan for the reorganization, consolidation or merger of any corporation or issuer, any Security of which is or was held in the Trust or any Fund; to consent to any contract, lease, mortgage, purchase or sale of property by such corporation or issuer, and to pay calls or subscriptions with respect to any Security forming part of the Trust Property;

                  (f) Voting Trusts, etc. To join with other holders of any
                      ------------------
        Securities in acting through a committee, depository, voting trustee or otherwise, and in that connection to deposit any Security with, or transfer any Security to, any such committee, depository or trustee, and to delegate to them such power and authority with relation to any Security (whether or not so deposited or transferred) as the Trustees shall deem proper, and to agree to pay, and to pay, such portion of the expenses and compensation of such committee, depository or trustee as the Trustees shall deem proper;

                  (g) Contracts, etc. To enter into, make and perform all such
                      --------------
        obligations, contracts, agreements and undertakings of every kind and description, with any Person or Persons, as the Trustees shall in their discretion deem expedient in the conduct of the business of the Trust, for such terms as they shall see fit, whether or not extending beyond the term of office of the Trustees, or beyond the possible expiration of the Trust; to amend, extend, release or cancel any such obligations, contracts, agreements or understandings; and to execute, acknowledge, deliver and record all written instruments which they may deem necessary or expedient in the exercise of their powers;

                  (h) Guarantees, etc. To endorse or guarantee the payment of
                      ---------------
        any notes or other obligations of any Person; to make contracts of guaranty or suretyship, or otherwise assume liability for payment thereof; and to mortgage and pledge the Trust Property or any part thereof to secure any of or all such obligations;

                  (i) Partnerships, etc. To enter into joint ventures, general
                      -----------------
        or limited partnerships and any other combinations or associations;

                  (j) Insurance. To purchase and pay for entirely out of Trust
                      ---------
        Property such insurance as they may deem necessary or appropriate for the conduct of the business, including, without limitation, insurance policies insuring the assets of the Trust and payment of distributions and principal on its portfolio investments, and insurance policies insuring the Shareholders, Trustees, officers, employees, agents, consultants, Investment Managers, managers, Administrators, Distributors, Principal Underwriters, or other independent contractors, or any thereof (or any Person connected therewith), of the Trust, individually, against all claims and liabilities of every nature arising by reason of holding, being or having held any such office or position, or by reason of any action alleged to have been taken or omitted by ay such Person in any such capacity, including any action taken or omitted that may be determined to constitute negligence, whether or not the Trust would have the power to indemnify such Person against such liability;

                  (k) Pensions, etc. To pay pensions for faithful service, as
                      -------------
        deemed appropriate by the Trustees, and to adopt, establish and carry out pension, profit-sharing, share bonus, share purchase, savings, thrift and other retirement, incentive and benefit plans, trusts and provisions, including the purchasing of life insurance and annuity contracts as a means of providing such retirement and other benefits, for any or all of the Trustees, officers, employees and agents of the Trust;

                  (l) Power of Collection and Litigation. To collect, sue for
                      ----------------------------------
        and receive all sums of money coming due to the Trust, to employ counsel, and to commence, engage in, prosecute, intervene in, join, defend, compound, compromise, adjust or abandon, in the name of the Trust, any and all actions, suits, proceedings, disputes, claims, controversies, demands or other litigation or legal proceedings relating to the Trust, the business of the Trust, the Trust Property, or the Trustees, officers, employees, agents and other independent contractors of the Trust, in their capacity as such, at law or in equity, or before any other bodies or tribunals, and to compromise, arbitrate or otherwise adjust any dispute to which the Trust may be a party, whether or not any suit is commenced or any claim shall have been made or asserted;

                  (m) Issuance and Repurchase of Shares. To issue, sell,
                      ---------------------------------
        repurchase, redeem, retire, cancel, acquire, hold, resell, reissue, dispose of, transfer, and otherwise deal in Shares of any Series, and, subject to Article VI hereof, to apply to any such repurchase, redemption, retirement, cancellation or acquisition of Shares of any Series, any of the Fund Assets belonging to the Fund to which such Series relates, whether constituting capital or surplus or otherwise, to the full extent now or hereafter permitted by applicable law; provided, that any Shares belonging to the Trust shall not be voted,
        --------
        directly or indirectly;

                  (n) Offices. To have one or more offices, and to carry on
                      -------
        all or any of the operations and business of the Trust, in any of the States, Districts or Territories of the United States, and in any and all foreign countries, subject to the laws of such State, District, Territory or country;

                  (o) Expenses. To incur and pay any and all such expenses and
                      --------
        charges as they may deem advisable (including without limitation appropriate fees to themselves as Trustees), and to pay all such sums of money for which they may be held liable by way of damages, penalty, fine or otherwise;

                  (p) Agents, etc. To retain and employ any and all such
                      -----------
        servants, agents, employees, attorneys, brokers, investment advisers or managers, accountants, escrow agents, depositories, consultants, ancillary trustees, custodians, agents for collection, insurers, banks and officers, as they think best for the business of the Trust or any Fund, to supervise and direct the acts of any of the same, and to fix and pay their compensation and define their duties;

                  (q) Accounts. To determine, and from time to time change,
                      --------
        the method or form in which the accounts of the Trust shall be kept;

                  (r) Valuation. Subject to the requirements of the 1940
                      ---------

        Act, to determine from time to time the value of all or any part of the Trust Property and of any services, Securities, property or other consideration to be furnished to or acquired by the Trust, and from time to time to revalue all or any part of the Trust Property in accordance with such appraisals or other information as is, in the Trustees' sole judgment, necessary and satisfactory;

                  (s) Indemnification. In addition to the mandatory
                      ---------------
        indemnification provided for in Article VIII hereof and to the extent permitted by law, to indemnify or enter into agreements with respect to indemnification with any Person with whom this Trust has dealings, including, without limitation, any independent contractor, to such extent as the Trustees shall determine; and

                  (t) General. To do all such other acts and things and to
                      -------
        conduct, operate, carry on and engage in such other lawful businesses or business activities as they shall in their sole and absolute discretion consider to be incidental to the business of the Trust or any Fund as an investment company, and to exercise all powers which they shall in their discretion consider necessary, useful or appropriate to carry on the business of the Trust or any Fund, to promote any of the purposes for which the Trust is formed, whether or not such things are specifically mentioned herein, in order to protect or promote the interests of the Trust or any Fund, or otherwise to carry out the provisions of this Declaration.

        SECTION 3.2. Borrowings; Financings; Issuance of Securities. Subject
                     ----------------------------------------------
to the requirements of the 1940 Act, the Trustees have power to borrow or in any other manner raise such sum of sums of money, and to incur such other indebtedness for goods or services, or for or in connection with the purchase or other acquisition of property, as they shall deem advisable for the purposes of the Trust, in any manner and on any terms, and to evidence the same by negotiable or non-negotiable Securities which may mature at any time or times, even beyond the possible date of termination of the Trust; to issue Securities of any type for such cash, property, services or other considerations, and at such time or times and upon such terms, as they may deem advisable; and to reacquire any such Securities. Any such Securities of the Trust may, at the discretion of the Trustees, be made convertible into Shares of any Series, or may evidence the right to purchase, subscribe for or otherwise acquire Shares of any Series, at such times and on such terms as the Trustees may prescribe.

        SECTION 3.3. Deposits. Subject to the requirements of the 1940 Act,
                     --------
the Trustees shall have power to deposit any moneys or Securities included in the Trust Property with any one or more banks, trust companies or other banking institutions, whether or not such deposits will draw interest. Such deposits are to be subject to withdrawal in such manner as the Trustees may determine, and the Trustees shall have no responsibility for any loss which may occur by reason of the failure of the bank, trust company or other banking institution with which any such moneys or Securities have been deposited, other than liability based on their gross negligence or willful fault.

        SECTION 3.4. Allocations. The Trustees shall have power to determine
                     -----------
whether moneys or other assets received by the Trust shall be charged or credited to income or capital, or allocated between income and capital, including the power to amortize or fail to amortize any part or all of any premium or discount, to treat any part or all of the profit resulting from the maturity or sale of any asset, whether purchased at a premium or at a discount, as income or capital, or to apportion the same between income and capital, to apportion the sale price of any asset between income and capital, and to determine in what manner any expenses or disbursements are to be borne as between income and capital, whether or not in the absence of the power and authority conferred by this Section 3.4 such assets would be regarded as income or as capital or such expense or disbursement would be charged to income or to capital; to treat any dividend or other distribution on any investment as income or capital, or to apportion the same between income and capital; to provide or fail to provide reserves, including reserves for depreciation, amortization or obsolescence in respect of any Trust Property in such amounts and by such methods as they shall determine; to allocate less than all of the consideration paid for Shares of any Series to the shares of beneficial interest account of the Fund to which such Shares relate and to allocate the balance thereof to paid-in capital of that Fund, and to reallocate such amounts from time to time; all as the Trustees may reasonably deem proper.

        SECTION 3.5. Further Powers; Limitations. The Trustees shall have
                     ---------------------------
power to do all such other matters and things, and to execute all such instruments, as they deem necessary, proper or desirable in order to carry out, promote or advance the interests of the Trust, although such matters or things are not herein specifically mentioned. Any determination as to what is in the interests of the Trust made by the Trustees in good faith shall be conclusive. In construing the provisions of this Declaration of Trust, the presumption shall be in favor of a grant of power to the Trustees. The Trustees shall not be required to obtain any court order to deal with the Trust Property. The Trustees may limit their right to exercise any of their powers through express restrictive provisions in the instruments evidencing or providing the terms for any Securities of the Trust or in other contractual instruments adopted on behalf of the Trust.

                                 ARTICLE IV
                                 ----------

                            TRUSTEES AND OFFICERS
                            ---------------------

        SECTION 4.1.  Number, Designation, Election, Term, etc.
                      ----------------------------------------

                  (a) Initial Trustee. Upon his execution of the Declaration
                      ---------------
        of Trust or a counterpart hereof or some other writing in which he accepts such Trusteeship and agrees to the provisions hereof, the individual whose signature is affixed the Agreement and Declaration of Trust dated April 7, 1986 as Initial Trustee became the Initial Trustee hereof.

                  (b) Number. The Trustees serving as such, whether named
                      ------
        above or hereafter becoming Trustees, may increase (to not more than fifteen (15)) or decrease the number of Trustees to a number other than the number theretofore determined by a written instrument signed by a Majority of the Trustees to a number other than the number theretofore determined by a written instrument signed by a Majority of the trustees (or by an officer of the Trust pursuant to the vote of a Majority of the Trustees). No decrease in the number of Trustees shall have the effect of removing any Trustee from office prior to the expiration of his term, but the number of Trustees may be decreased in conjunction with the removal of a Trustee pursuant to subsection (e) of this Section 4.1.

                  (c) Election and Term. The Trustees shall be elected by the
                      -----------------
        Shareholders of the Trust at the first meeting of Shareholders immediately prior to the initial public offering of Shares of the Trust, and the term of office of any Trustees in office before such election shall terminate at the time of such election. Subject to
        Section 16(a) of the 1940 Act and to the preceding sentence of this subsection (c), the Trustees shall have the power to set and alter the terms of office of the Trustees, and at any time to lengthen or shorten their own terms or make their terms of unlimited duration, to elect their own successors and, pursuant to subsection (f) of this
        Section 4.1, to appoint Trustees to fill vacancies; provided, that
                                                            --------
        Trustees shall be elected by a Majority Shareholder Vote at any such time or times as the Trustees shall determine that such action is required under Section 16(a) of the 1940 Act or, if not so required, that such action is advisable; and further provided, that, after the
                                           ----------------
        initial election of Trustees by the Shareholders, the term of office of any incumbent Trustee shall continue until the termination of this Trust or his earlier death, resignation, retirement, bankruptcy, adjudicated incompetency or other incapacity or removal, or if not so terminated, until the election of such Trustee's successor in office has become effective in accordance with this subsection (c).

                  (d) Resignation and Retirement. Any Trustee may resign his
                      --------------------------
        trust or retire as a Trustee, by a written instrument signed by him and delivered to the other Trustees or to any officer of the Trust, and such resignation or retirement shall take effect upon such delivery or upon such later date as is specified in such instrument.

                  (e) Removal. Any Trustee may be removed with or without
                      -------
        cause at any time: (i) by written instrument, signed by at least two-thirds (2/3) of the number of Trustees prior to such removal, specifying the date upon which such removal shall become effective; or
        (ii) by vote of Shareholders holding not less than two-thirds (2/3) of the Shares of each Series then outstanding, cast in person or by proxy at any meeting called for the purpose; or (iii) by a written declaration signed by Shareholders holding not less than two-thirds (2/3) of the Shares of each Series then outstanding and filed with the Trust's Custodian.

                  (f) Vacancies. Any vacancy or anticipated vacancy resulting
                      ---------
        from any reason, including an increase in the number of Trustees, may (but need not unless required by the 1940 Act) be filled by a Majority of the Trustees, subject to the provisions of Section 16(a) of the 1940 Act, through the appointment in writing of such other individual as such remaining Trustees in their discretion shall determine; provided, that if there shall be no Trustees in office, such vacancy
        --------
        or vacancies shall be filled by vote of the Shareholders. Any such appointment or election shall be effective upon such individual's written acceptance of his appointment as a Trustee and his agreement to be bound by the provisions of this Declaration of Trust, except that any such appointment in anticipation of a vacancy to occur by reason of retirement, resignation or increase in the number of Trustees to be effective at a later date shall become effective only at or after the effective date of said retirement, resignation or increase in the number of Trustees.

                  (g) Effect of Death, Resignation, etc. No vacancy, whether
                      ---------------------------------
        resulting from the death, resignation, retirement, removal or incapacity of any Trustee, an increase in the number of Trustees or otherwise, shall operate to annul or terminate the Trust hereunder or to revoke or terminate any existing agency or contract created or entered into pursuant to the terms of this Declaration of Trust. Until such vacancy is filled as provided in this Section 4.1, the Trustees in office (if any), regardless of their number, shall have all the powers granted to the Trustees and shall discharge all the duties imposed upon the Trustees by this

        Declaration. A written instrument certifying the existence of such vacancy signed by a Majority of the Trustees shall be conclusive evidence of the existence of such vacancy.

                  (h) Conveyance. In the event of the resignation or removal
                      ----------
        of a Trustee or his otherwise ceasing to be a Trustee, such former Trustee or his legal representative shall, upon request of the continuing Trustees, execute and deliver such documents as may be required for the purpose of consummating or evidencing the conveyance to the Trust or the remaining Trustees of any Trust Property held in such former Trustee's name, but the execution and delivery of such documents shall not be requisite to the vesting of title to the Trust Property in the remaining Trustees, as provided in subsection (g) of this Section 4.1 and in Section 4.13 hereof.

                  (i) No Accounting. Except to the extent required by the 1940
                      -------------
        Act or under circumstances which would justify his removal for cause, no Person ceasing to be a Trustee (nor the estate of any such Person) shall be required to make an accounting to the Shareholders or remaining Trustees upon such cessation.

        SECTION 4.2. Trustees' Meetings; Participation by Telephone, etc. The
                     ---------------------------------------------------
Trustees shall hold at least one meeting annually and other regular and special meetings may be held from time to time, in each case, upon the call of such officers as may be thereunto authorized by the Bylaws or vote of the Trustees, or by any two (2) Trustees, or pursuant to a vote of the Trustees adopted at a duly constituted meeting of the Trustees, and upon such notice as shall be provided in the Bylaws. The Trustees may act with or without a meeting, and a written consent to any matter, signed by a Majority of the Trustees, shall be equivalent to action duly taken at a meeting of the Trustees, duly called and held. Except as otherwise provided by the 1940 Act or other applicable law, or by this Declaration of Trust or the Bylaws, any action to be taken by the Trustees may be taken by a Majority of the Trustees present at a meeting of Trustees (a quorum, consisting of at least a Majority of the Trustees, being present), within or without Massachusetts. If authorized by the Bylaws, all or any one or more Trustees may participate in a meeting of the Trustees or any Committee thereof by means of conference telephone or similar means of communication by means of which all Persons participating in the meeting can hear each other, and participation in a meeting pursuant to such means of communication shall constitute presence in person at such meeting. The minutes of any meeting thus held shall be prepared in the same manner as a meeting at which all participants were present in person.

        SECTION 4.3. Committees; Delegation. The Trustees shall have power,
                     ----------------------
consistent with their ultimate responsibility to supervise the affairs of the Trust, to delegate from time to time to an Executive Committee, and to one or more other Committees, or to any single Trustee, or to any other Person, the doing of such things and the execution of such deeds or other instruments, either in the name of the Trust or the names of the Trustees or as their attorney or attorneys in fact, or otherwise as the Trustees may from time to time deem expedient, and any agreement, deed, mortgage, lease or other instrument or writing executed by the Trustee or Trustees or other Person to whom such delegation was made shall be valid and binding upon the Trustees and upon the Trust.

        SECTION 4.4. Officers. The Trustees shall elect such officers or
                     --------
agents, who shall have such powers, duties and responsibilities as the Trustees may deem to be advisable, and as they shall specify by resolution or in the Bylaws. Except as may be provided in the Bylaws, any officer elected by the Trustees may be removed at any time with or without cause. Any two (2) or more offices may be held by the same individual.

        SECTION 4.5. Compensation of Trustees and Officers. The Trustees shall
                     -------------------------------------
fix the compensation of all officers and Trustees. Without limiting the generality of any of the provisions hereof, the Trustees shall be entitled to receive reasonable compensation for their general services as such, and to fix the amount of such compensation, and to pay themselves or any one or more of themselves such compensation for special services, including legal, accounting, or other professional services, as they in good faith may deem reasonable. No Trustee or officer resigning and (except where a right to receive compensation for a definite future period shall be expressly provided in a written agreement with the Trust, duly approved by the Trustees) no Trustee or officer removed shall have any right to any compensation as such Trustee or officer for any period following his resignation or removal, or any right to damages on account of his removal, whether his compensation be by the month, by the year or otherwise.

        SECTION 4.6. Ownership of Shares and Securities of the Trust. Any
                     -----------------------------------------------
Trustee, and any officer, employee or agent of the Trust, and any organization in which any such Person is interested, may acquire, own, hold and dispose of Shares of any Series and other Securities of the Trust for his or its individual account, and may exercise all rights of a holder of such Shares or Securities to the same extent and in the same manner as if such Person were not such a Trustee, officer, employee or agent of the Trust; and the Trust may issue and sell or cause to be issued and sold and may purchase any such Shares or other Securities from any such Person or any such organization, subject only to the general limitations, restrictions or other provisions applicable to the sale or purchase of Shares of such Series or other Securities of the Trust generally.

        SECTION 4.7. Right of Trustees and Officers to Own Property or to
                     ----------------------------------------------------
Engage in Business; Authority of Trustees to Permit Others to Do Likewise. The
-------------------------------------------------------------------------
Trustees, in their capacity as Trustees, and (unless otherwise specifically directed by vote of the Trustees) the officers of the Trust in their capacity as such, shall not be required to devote their entire time to the business and affairs of the Trust. Except as otherwise specifically provided by vote of the Trustees, or by agreement in any particular case, any Trustee or officer of the Trust may acquire, own, hold and dispose of, for his own individual account, any property, and acquire, own, hold, carry on and dispose of, for his own individual account, any business entity or business activity, whether similar or dissimilar to any property or business entity or business activity invested in or carried on by the Trust, and without first offering the same as an investment opportunity to the Trust, and may exercise all rights in respect thereof as if he were not a Trustee or officer of the Trust. The Trustees shall also have power, generally or in specific cases, to permit employees or agents of the Trust to have the same rights (or lesser rights) to acquire, hold, own and dispose of property and businesses, to carry on businesses, and to accept investment opportunities without offering them to the Trust, as the Trustees have by virtue of this Section 4.7.

        SECTION 4.8. Reliance on Experts. The Trustees and officers may
                     -------------------
consult with counsel, engineers, brokers, appraisers, auctioneers, accountants, investment bankers, securities analysts or other Persons (any of which may be a firm in which one or more of the Trustees or officers is or are members or otherwise interested) whose profession gives authority to a statement made by them on the subject in question, and who are reasonably deemed by the Trustees or officers in question to be competent, and the advice or opinion of such Persons shall be full and complete personal protection to all of the Trustees and officers in respect of any action taken or suffered by them in good faith and in reliance on or in accordance with such advice or opinion. In discharging their duties, Trustees and officers, when acting in good faith, may rely upon financial statements of the Trust represented to them to be correct by any officer of the Trust having charge of its books of account, or stated in a written report by an independent certified public accountant fairly to present the financial position of the Trust. The Trustees and officers may rely, and shall be personally protected in acting, upon any instrument or other document believed by them to be genuine.

        SECTION 4.9. Surety Bond. No Trustee, officer, employee or agent of
                     -----------
the Trust shall, as such, be obligated to give any bond or surety or other security for the performance of any of his duties, unless required by applicable law or regulation, or unless the Trustees shall otherwise determine in any particular case.

        SECTION 4.10. Apparent Authority of Trustees and Officers. No
                      -------------------------------------------
purchaser, lender, transfer agent or other Person dealing with the Trustees or any officer of the Trust shall be bound to make any inquiry concerning the validity of any transaction purporting to be made by the Trustees or by such officer, or to make inquiry concerning or be liable for the application of money or property paid, loaned or delivered to or on the order of the Trustees or of such officer.

        SECTION 4.11. Other Relationships Not Prohibited.  The fact that:
                      ----------------------------------

                  (i) any of the Shareholders, Trustees or officers of the Trust is a shareholder, director, officer, partner, trustee, employee, manager, adviser, principal underwriter or distributor or agent of or for any Contracting Party (as defined in Section 5.2 hereof), or of or for any parent or affiliate of any Contracting Party, or that the Contracting Party or any parent or affiliate hereof is a Shareholder or has an interest in the Trust or any Fund, or that

                  (ii) any Contracting Party may have a contract providing for the rendering of any similar services to one or more other corporations, trusts, associations, partnerships , limited partnerships or other organizations, or have other business or interests, shall not affect the validity of any contract for the performance and assumption of services, duties and responsibilities to, for or of the Trust and/or the Trustees or disqualify any Shareholder, Trustee or officer of the Trust from voting upon or executing the same or create any liability or accountability to the Trust or to the holders of Shares of any Series; provided, that, in the case of any relationship or interest referred to in the
--------
preceding clause (i) on the part of any Trustee or officer of the Trust, either (x) the material facts as to such relationship or interest have been disclosed to or are known by the Trustees not having any such relationship or interest and the contract involved is approved in good faith by a majority of such Trustees not having any such relationship or interest (even though such unrelated or disinterested Trustees are less than a quorum of all of the Trustees), (y) the material facts as to such relationship or interest and as to the contract have been disclosed to or are known by the Shareholders entitled to vote thereon and the contract involved is specifically approved in good faith by vote of the Shareholders, or (z) the specific contract involved is fair to the Trust as of the time it is authorized, approved or ratified by the Trustees or by the Shareholders.

        SECTION 4.12. Payment of Trust Expenses. The Trustees are authorized
                      -------------------------
to pay or to cause to be paid out of the principal or income of the Trust, or partly out of principal and partly out of income, and according to any allocation to particular Funds made by them pursuant to Section 6.2(b) hereof, all expenses, fees, charges, taxes and liabilities incurred or arising in connection with the business and affairs of the Trust or in connection with the management thereof, including, but not limited to, the Trustees' compensation and such expenses and charges for the services of the Trust's officers, employees, Investment Manager, Administrator, Distributor, Principal Underwriter, auditor, counsel, Custodian, Transfer Agent, Dividend Disbursing Agent, Accounting Agent, Shareholder Servicing Agent, and such other agents, consultants, and independent contractors and such other expenses and charges as the Trustees may deem necessary or proper to incur.

        SECTION 4.13. Ownership of the Trust Property. Legal title to all the
                      -------------------------------
Trust Property shall be vested in the Trustees as joint tenants, except that the Trustees shall have power to cause legal title to any Trust Property to be held by or in the name of one or more of the Trustees, or in the name of the Trust, or of any particular Fund, or in the name of any other Person as nominee, on such terms as the Trustees may determine; provided, that the
                                                      --------
interest of the Trust and of the respective Fund therein is appropriately protected. The right, title and interest of the Trustees in the Trust Property shall vest automatically in each Person who may hereafter become a Trustee. Upon the termination of the term of office of a Trustee as provided in Section 4.1(c), (d) or (e) hereof, such Trustee shall automatically cease to have any right, title or interest in any of the Trust Property, and the right, title and interest of such Trustee in the Trust Property shall vest automatically in the remaining Trustees. Such vesting and cessation of title shall be effective whether or not conveyancing documents have been executed and delivered pursuant to Section 4.1(i) hereof.

                                  ARTICLE V
                                  ---------

                  DELEGATION OF MANAGERIAL RESPONSIBILITIES
                  -----------------------------------------

        SECTION 5.1. Appointment; Action by Less than All Trustees. The
                     ---------------------------------------------
Trustees shall be responsible for the general operating policy of the Trust and for the general supervision of the business of the Trust conducted by officers, agents, employees or advisers of the Trust or by independent contractors, but the Trustees shall not be required personally to conduct all the business of the Trust and, consistent with their ultimate responsibility as stated herein, the Trustees may appoint, employ or contract with one or more officers, employees and agents to conduct, manage and/or supervise the operations of the Trust, and may grant or delegate such authority to such officers, employees and/or agents as the Trustees may, in their sole discretion, deem to be necessary or desirable, without regard to whether such authority is normally granted or delegated by trustees.

        SECTION 5.2. Certain Contracts. Subject to compliance with the
                     -----------------
provisions of the 1940 Act, but notwithstanding any limitations of present and future law or custom in regard to delegation of powers by trustees generally, the Trustees may, at any time and from time to time in their discretion and without limiting the generality of their powers and authority otherwise set forth herein, enter into one or more contracts with any one or more corporations, trusts, associations, partnerships, limited partnerships or other types of organizations, or individuals ("Contracting Party"), to provide
                                               -----------------
for the performance and assumption of some or all of the following services, duties, and responsibilities to, for or on behalf of the Trust and/or any Fund, and/or the Trustees, and to provide for the performance and assumption of such other services, duties and responsibilities in addition to those set forth below, as the Trustees may deem appropriate:

                  (a) Advisory. An investment advisory or management agreement
                      --------
       whereby the Investment Manager shall undertake to furnish the Trust such management, investment advisory or supervisory, administrative, accounting, legal, statistical and research facilities and services, and such other facilities and services, if any, as the Trustees shall from time to time consider desirable, all upon such terms and conditions as the Trustees may in their discretion determine to be not inconsistent with this Declaration, the applicable provisions of the 1940 Act or any applicable provisions of the Bylaws. Any such advisory or management agreement and any amendment thereto shall be subject to approval by a Majority Shareholder Vote at a meeting of the Shareholders of the Trust to the extent required by the 1940 Act. Notwithstanding any provisions of this Declaration, the Trustees may authorize the Investment Manager (subject to such general or specific instructions as the Trustees may from time to time adopt) to effect purchases, sales, loans or exchanges of portfolio securities of the Trust on behalf of the Trustees or may authorize any officer or employee of the Trust or any Trustee to effect such purchases, sales, loans or exchanges pursuant to recommendations of the Investment Manager (and all without further action by the Trustees). Any such purchases, sales, loans and exchanges shall be deemed to have been authorized by all of the Trustees. The Trustees may, in their sole discretion, call a meeting of Shareholders in order to submit to a vote of Shareholders at such meeting the approval of continuance of any such investment advisory or management agreement. If the Shareholders of any Fund should fail to approve any such investment advisory or management agreement, the Investment Manager may nonetheless serve as Investment Manager with respect to any other Fund whose Shareholders shall have approved such contract.

                  (b) Administration. An agreement whereby the agent, subject
                      --------------
       to the general supervision of the Trustees and in conformity with any policies of the Trustees with respect to the operations of the Trust and each Fund, will supervise all or any part of the operations of the Trust and each Fund, and will provide all or any part of the administrative and clerical personnel, office space and office equipment and services appropriate for the efficient administration and operations of the Trust and each Fund (any such agent being herein referred to as an "Administrator").
                          -------------

                  (c) Distribution. An agreement providing for the sale of
                      ------------
       Shares of any one or more Series to net the Trust not less than the net asset value per Share (as described in Section 6.2(h) hereof) and pursuant to which the Trust may appoint the other party to such agreement as its principal underwriter or sales agent for the distribution of such Shares. The agreement shall contain such terms and conditions as the Trustees may in their discretion determine to be not inconsistent with this Declaration, the applicable provisions of the 1940 Act and any applicable provisions of the Bylaws (any such agent being herein referred to as a "Distributor" or a "Principal
                                      -----------        ---------
       Underwriter," as the case may be).
       -----------

                  (d) Custodian The appointment of a bank or trust company
                      ---------
       having an aggregate capital, surplus and undivided profits (as shown in its last published report) of at least two million dollars ($2,000,000) as custodian of the Securities and cash of the Trust and of each Fund and of the accounting records in connection therewith (any such agent being herein referred to as a "Custodian").
                                                                ---------

                  (e) Transfer and Dividend Disbursing Agency. An agreement
                      ---------------------------------------
       with an agent to maintain records of the ownership of outstanding Shares, the issuance and redemption and the transfer thereof (any such agent being herein referred to as a "Transfer Agent"), and to disburse
                                            --------------
       any dividends declared by the Trustees and in accordance with the policies of the Trustees and/or the instructions of any particular Shareholder to reinvest any such dividends (any such agent being herein referred to as a "Dividend Disbursing Agent").
                         -------------------------

                  (f) Shareholder Servicing. An agreement with an agent to
                      ---------------------
       provide service with respect to the relationship of the Trust and its Shareholders, records with respect to Shareholders and their Shares, and similar matters (any such agent being herein referred to as a "Shareholder Servicing Agent").
        ---------------------------

                  (g) Accounting. An agreement with an agent to handle all or
                      ----------
       any part of the accounting responsibilities, whether with respect to the Trust's properties, Shareholders or otherwise (any such agent being herein referred to as an "Accounting Agent").
                                 ----------------

The same Person may be the Contracting Party for some or all of the services, duties and responsibilities to, for and of the Trust and/or the Trustees, and the contracts with respect thereto may contain such terms interpretive of or in addition to the delineation of the services, duties and responsibilities provided for, including provisions that are not inconsistent with the 1940 Act relating to the standard of duty of and the rights to indemnification of the Contracting Party and others, as the Trustees may determine. Nothing herein shall preclude, prevent or limit the Trust or a Contracting Party from entering into sub-contractual arrangements relative to any of the matters referred to in subsections (a) through (g) of this Section 5.2.

                                  ARTICLE VI
                                  ----------

                               FUNDS AND SHARES
                               ----------------

       SECTION 6.1.  Description of Funds and Shares.
                     -------------------------------

                  (a) Shares; Funds; Series and Classes of Shares. The
                      -------------------------------------------
       beneficial interest in the Trust shall be divided into Shares having a nominal or par value of one cent ($.01) per Share, of which an unlimited number may be issued. There have been established and designated by the Declaration, as originally executed, and by Certificates of Designation dated November 25, 1991, (i) one (1) separate, distinct and independent Fund, designated the RiverSource California Tax-Exempt Fund, into which the assets of the Trust are divided (the "Existing Fund"), and (ii) one (1) separate and distinct
                     -------------
       Series of Shares, designated the RiverSource California Tax-Exempt Series, representing the beneficial interest in the Fund of the same name (the "Existing Series" of Shares). The Trustees shall have the
                  ---------------
       power and authority, without any requirement of Shareholder approval, from time to time to establish and designate one or more separate, distinct and independent Funds, into which the assets of the Trust shall be divided, and to authorize a separate Series of Shares for each such additional Fund (each of which Series shall represent interests only in the Fund with respect to which such Series was authorized), and to authorize two or more separate Classes of Shares of any such Series, as they deem necessary or desirable. All Shares shall be of one class, provided that the
       Trustees shall have the power to classify or reclassify any unissued Shares of any Series into any number of additional Classes of such Series by from time to time setting or changing in one or more respects provisions applicable to such Class or Classes relating to sales charges, any rights of redemption and the price, terms and manner of redemption, special and relative rights as to dividends and other distributions and on liquidation, sinking or purchase fund provisions, conversion rights, and (subject to Article 7 hereof)
                                                      ---------

       conditions under which the shareholders of the several Classes shall have separate voting rights or no voting rights. Except as otherwise provided herein or in any other controlling document as to a particular Fund, or in the Certificate of Designation therefor, the Trustees shall have all the rights and powers, and be subject to all the duties and obligations, with respect to each such Fund and the assets and affairs thereof as they have under this Declaration with respect to the Trust and the Trust Property in general.

                  (b) Establishment, etc. of Funds; Authorization of Shares.
                      -----------------------------------------------------
       In order to establish and designate any Fund in addition to the Existing Fund and to authorize the Shares thereof, a Majority of the Trustees (or an officer of the Trust pursuant to the vote of a Majority of the Trustees) shall execute an instrument setting forth such establishment and designation and the relative rights and preferences of the Shares of the Series representing interests in such Fund and the manner in which the same may be amended (a "Certificate of
                                                   --------------
       Designation"), which may provide that the number of Shares of such
       -----------
       Series which may be issued is unlimited, or may limit the number issuable. At any time that there are outstanding no Shares of any particular Series or Class previously established and designated, including any Series or Class representing interests in the Existing Fund, the Trustees may by an instrument executed by a Majority of the Trustees (or by an officer of the Trust pursuant to the vote of a Majority of the Trustees) terminate such Series or Class and the establishment and designation thereof and the authorization of its Shares (a "Certificate of Termination"). Each Certificate of
                  --------------------------
       Designation, Certificate of Termination and any instrument amending a Certificate of Designation shall have the status of an amendment to this Declaration of Trust, and shall be filed and become effective as provided in Section 9.4 hereof.
                   -----------

                  (c) Character of Separate Funds and Shares Thereof. Each
                      ----------------------------------------------
       Fund established hereunder shall be a separate component of the assets of the Trust, and the holders of Shares of the Series representing the beneficial interest in the assets of that Fund shall be considered Shareholders of such Fund, but such Shareholders shall also be considered Shareholders of the Trust for purposes of receiving reports and notices and, except as otherwise provided herein or in the Certificate of Designation of a particular Fund as to such Fund, or as required by the 1940 Act or other applicable law, the right to vote, all without distinction by Series.

                  (d) Consideration for Shares. The Trustees may issue Shares
                      ------------------------
       of any Series for such consideration (which may include property subject to, or acquired in connection with the assumption of, liabilities) and on such terms as they may determine (or for no consideration if pursuant to a Share dividend or split-up), all without action or approval of the Shareholders. All Shares when so issued on the terms determined by the Trustees shall be fully paid and nonassessable (but may be subject to mandatory contribution back to the Trust as provided in Section 6.2(h) hereof.
                            --------------

       SECTION 6.2. Establishment and Designation of Certain Funds; General
                    -------------------------------------------------------
Provisions for All Funds. Without limiting the authority of the Trustees set
------------------------
forth in Section 6.1(a) hereof, the Shares of the Existing Series shall be
         --------------
divided into separate Classes, which shall represent interests only in the Existing Fund to which they pertain. Prior to issuing shares of any Class of a Series, the Trustees shall have power to provide, by resolution duly adopted by a Majority of the Trustees, that the Shares of each such Class shall have different rights and obligations, which may include without limitation differences as to sales loads (or no loads), contingent deferred sales charges, transfer agency fees, Shareholder servicing fees, distribution services fees and other charges and expenses to which such Class is subject, rights of redemption and the prices, terms and manners of redemption, special or relative rights as to dividends and other distributions and on liquidation, any sinking or purchase fund provisions, differing conversion or exchange rights and (subject to Article 7 hereof) the conditions under which the
                       ---------
holders of Shares of such Class shall have separate voting rights or no voting rights. The differing rights and obligations of each Class of Shares shall be set forth in the Prospectus under which the Shares of such Class are sold, and the Trustees may not change such rights and obligations in a manner adverse to the holders of outstanding Shares of such Class, or grant any preferences over such Class to the holders of shares of any other Class without the affirmative vote or consent of the holders of "a majority of the outstanding voting securities" of such Class, as the quoted phrase is used in the 1940 Act. An unlimited number of Shares of each such Class may be issued. All Shares of the Existing Series outstanding on the date on which the amendments of this Declaration first providing for specific Classes of Shares become effective shall be Class A Shares of such Series. Subject to the power of the Trustees to classify or reclassify any unissued Shares of a Series pursuant to Section
                                                                      -------
6.2(a) above, the shares of the Existing Series, and the Shares of any further
------
Series that may from time to time be established and designated by the Trustees shall (unless the Trustees otherwise determine with respect to some further Fund at the time of establishing and designating the same) have the following relative rights and preferences:

                  (a) Assets Belonging to Funds. Any portion of the Trust
                      -------------------------
        Property allocated to a particular Fund, and all consideration received by the Trust for the issue or sale of Shares of such Fund, together with all assets in which such consideration is invested or reinvested, all interest, dividends, income, earnings, profits and gains therefrom, and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall be held by the Trustees in trust for the benefit of the holders of Shares of that Fund and shall irrevocably belong to that Fund for all purposes, and shall be so recorded upon the books of account of the Trust, and the Shareholders of such Fund shall not have, and shall be conclusively deemed to have waived, any claims to the assets of any Fund of which they are not Shareholders. Such consideration, assets, interest, dividends, income, earnings, profits, gains and proceeds, together with any General Items allocated to that Fund as provided in the following sentence, are herein referred to collectively as "Fund Assets" of such Fund, and as assets
                                     -----------
        "belonging to" that Fund. If the Trust shall have or realize any
         ------------
        assets, interest, dividends, income, earnings, profits, gains or proceeds which are not readily identifiable as belonging to any particular Fund (collectively, "General Items"), the Trustees shall
                                        -------------
        allocate such General Items to and among any one or more of the Funds of the Trust in such manner and on such basis as they, in their sole discretion, deem fair and equitable; and any General

        Items so allocated to a particular Fund shall belong to and be part of the Fund Assets of that Fund. Each such allocation by the Trustees shall be conclusive and binding upon the Shareholders of all Funds for all purposes.

                  (b) Liabilities of Funds. The assets belonging to each Fund
                      --------------------
        shall be charged with the liabilities incurred by or arising in respect of that Fund, and all expenses, costs, charges and reserves attributable to that Fund, and any general liabilities, expenses, costs, charges or reserves of the Trust which are not readily identifiable as pertaining to any particular Fund shall be allocated and charged by the Trustees to and among any one or more of the Funds of the Trust in such manner and on such basis as the Trustees in their sole discretion deem fair and equitable. The liabilities, expenses, costs, charges and reserves so allocated and so charged to a particular Fund are herein referred to as "liabilities of" that Fund.
                                                   --------------
        Each allocation of liabilities, expenses, costs, charges and reserves by the Trustees shall be conclusive and binding upon the Shareholders of all Funds for all purposes. The creditors of a particular Fund may look only to the assets of that Fund to satisfy such creditors' claims, and the creditors of a particular Class of a Fund may look only to the share of that Class in the assets of the Fund of which it is a part to satisfy their claims.

                  (c) Dividends. Dividends and distributions of Shares of a
                      ---------
        particular Fund may be paid with such frequency as the Trustees may determine, which may be daily or otherwise pursuant to a standing resolution or resolutions adopted only once or with such frequency as the Trustees may determine, to the holders of Shares of that Fund, from such of the income, accrued or realized, and capital gains, realized or unrealized, and out of the assets belonging to such Fund, as the Trustees may determine, after providing for actual and accrued liabilities of that Fund. Dividends and distributions on Shares of a Fund without separate Classes of Shares shall be distributed pro rata
                                                                     --- ----
        to the holders of Shares of that Fund in proportion to the number of such Shares held by such holders at the date and time of record established for the payment of such dividends or distributions. Dividends and distributions on the Shares of a Fund having separate Classes of Shares shall be in such amount as may be declared from time to time by the Trustees, and such dividends and distributions may vary as between such Classes to reflect differing allocations among such Classes of the liabilities, expenses, costs, charges and reserves of such Fund, and any resultant differences between the net asset value of such several Classes, to such extent and for such purposes as the Trustees may deem appropriate, but dividends and distributions on the Shares of a particular Class shall be distributed pro rata to the Shareholders of that Class in proportion to the number of such Shares held by such holders at the date and time of record established for the payment of such dividends and distributions. Notwithstanding the last two preceding sentences, the Trustees may determine, in connection with any dividend or distribution program or procedure, that no dividend or distribution shall be payable on newly-purchased Shares as to which the purchase order and/or payment have not been received by the time or times established by the Trustees under such program or procedure, or that dividends or distributions shall be payable on Shares which have been tendered by the holder thereof for redemption or repurchase, but the redemption or repurchase proceeds of which have not yet been paid to such Shareholder. Dividends and distributions on the Shares of a Fund may be made in cash or Shares of any Class of that Fund or a combination thereof as determined by the Trustees, or pursuant to any program that the Trustees may have in effect at the time for the election by each Shareholder of the mode of the making of such dividend or distribution to that Shareholder. Any such dividend or distribution paid in Shares will be paid at the net asset value thereof as determined in accordance with subsection (g) of this Section 6.2, but without any load or
             --------------         -----------
        sales charge.

                  (d) Liquidation. In the event of the liquidation or
                      -----------
        dissolution of the Trust, the Shareholders of each Fund of which Shares are outstanding shall be entitled to receive, when and as declared by the Trustees, the excess of the Fund Assets over the liabilities of such Fund. The assets so distributable to the Shareholders of any Fund without separate Classes of Shares shall be distributed among such Shareholders in proportion to the number of Shares of that Fund held by them and recorded on the books of the Trust. The assets so distributable to the Shareholders of any Fund having separate Classes of Shares shall be allocated among such Classes in proportion to the respective aggregate net asset value of the outstanding Shares thereof, and shall be distributed to the Shareholders of each such Class in proportion to the number of Shares of that Class held by them and recorded on the books of the Trust. The liquidation of any Fund, or any Class of any Fund, may be authorized by vote of a Majority of the Trustees, subject to the affirmative vote of "a majority of the outstanding voting securities" of that Fund or Class, as the quoted phrase is defined in the 1940 Act, determined in accordance with clause (iii) of the definition of "Majority
                        ------------                       --------
        Shareholder Vote" in Section 1.4 hereof.
        ----------------     -----------

                  (e) Redemption by Shareholder. Each holder of Shares of a
                      -------------------------
        particular Series or Class shall have the right at such times as may be permitted by the Trust, but no less frequently than once each week, to require the Trust to redeem all or any part of such Shares at a redemption price equal to the net asset value per Share of that Series or Class next determined in accordance with subsection (g) of this
                                                    --------------
        Section 6.2 after the Shares are properly tendered for redemption;
        -----------
        provided, that the Trustees may from time to time, in their
        --------
        discretion, determine and impose a fee for such redemption, and the proceeds of the redemption of Shares (including a fractional Share) of any Series or Class shall be reduced by the amount of any applicable contingent deferred sales charge payable on such redemption to the distributor of Shares of each Series or Class pursuant to the terms of the initial issuance of the Shares of such Series or Class (to the extent consistent with the 1940 Act or regulations or exemptions thereunder) and the Trust shall promptly pay to such distributor the amount of such deferred sales charge. The redemption price of Shares redeemed under this subsection (e) shall be paid in cash; provided,
                            --------------                        --------
        however, that if the Trustees determine, which determination shall be
        -------
        conclusive, that conditions exist with respect to any Fund, or one or more Classes of any Fund, which make payment wholly in cash unwise or undesirable, the Trust may make payment wholly or partly in Securities or other assets belonging to such Fund, or to the Fund of which such Class or Classes are a part, at the value of such Securities or assets used in such determination of net asset value. Notwithstanding the foregoing, the Trust may postpone payment of the redemption price and may suspend the right of the holders of Shares of any Series or Class to require the Trust to redeem Shares of that Series or Class during any period or at any time when and to the extent permissible under the 1940 Act.

                  (f) Redemption at the Option of the Trust. Each Share of any
                      -------------------------------------
        Fund shall be subject to redemption at the option of the Trust at the redemption price which would be applicable if such Share were then being redeemed by the Shareholder pursuant to subsection (e) of
                                                           --------------
        this Section 6.2: (i) at any time, if the Trustees determine in
             -----------
        their sole discretion that redemption would be in the best interest of the holders of the Shares of the Trust or of any Fund, or (ii) upon such other conditions with respect to maintenance of Shareholder accounts of a minimum amount as may from time to time be determined by the Trustees and set forth in the then-current Prospectus of such Fund. Upon such redemption the holders of the Shares so redeemed shall have no further right with respect thereto other than to receive payment of such redemption price.

                  (g) Net Asset Value. Subject to the provisions of the two
                      ---------------
        sentences immediately following, the net asset value per Share of any Fund without Classes, or of any Class of a Fund having separate Classes of Shares, at any time shall be the quotient obtained by dividing the value of the net assets of such Fund or the share of such Class in such assets, as the case may be, at such time (being the current value of the assets belonging to such Fund, or the share of such Class therein, less the then-existing liabilities of such Fund, or the share of such Class in such liabilities) by the total number of Shares of that Fund or Class then outstanding, all determined in accordance with the methods and procedures, including without limitation those with respect to rounding, established by the Trustees from time to time. The aggregate net asset value of the several Classes of a Fund having separate Classes of Shares shall be separately computed, and may vary from one another. The Trustees shall establish procedures for the allocation of investment income or capital gains and expenses and liabilities of a Fund having separate Classes of Shares among the several Classes of such Fund, in order to reflect the varying net asset values of, and the liabilities and expenses attributable to, such Classes. The Trustees may determine to maintain the net asset value per Share of any Fund at a designated constant dollar amount and in connection therewith may adopt procedures not inconsistent with the 1940 Act for the continuing declaration of income attributable to that Fund as dividends payable in additional Shares of the Fund at the designated constant dollar amount and for the handling of any losses attributable to that Fund. Such procedures may provide that in the event of any loss each Shareholder shall be deemed to have contributed to the shares of beneficial interest account of that Fund such Shareholder's pro rata portion of the total number of Shares required to be canceled in order to permit the net asset value per Share of that Fund to be maintained, after reflecting such loss, at the designated constant dollar amount. Each Shareholder of the Trust shall be deemed to have expressly agreed, by investing in any Fund with respect to which the Trustees shall have adopted any such procedure, to make the contribution referred to in the preceding sentence in the event of any such loss.

                  (h) Transfer. All Shares of the Trust shall be transferable,
                      --------
        but transfers of Shares of a particular Fund will be recorded on the Share transfer records of the Trust applicable to that Fund only at such times as Shareholders shall have the right to require the Trust to redeem Shares of that Fund and at such other times as may be permitted by the Trustees.


                  (i) Equality. All shares of each Fund without Classes shall
                      --------
        represent an equal proportionate interest in the assets belonging to that Fund, subject to the liabilities of that Fund, and each Share of any such Fund shall be equal to each other Share thereof. All Shares of each Class of Shares of any Fund having separate Classes of Shares shall represent an equal proportionate interest in the share of such Class in the assets belonging to that Fund, subject to a like share of the liabilities of such Fund, adjusted for any liabilities specifically allocable to that Class, and each Share of any such Class shall be equal to each other Share thereof; but the interests represented by the Shares of the different Classes of a Fund having separate Classes of Shares shall reflect any distinctions among the several Classes of such Fund existing under this Section 6.2 or Section 7.1 hereof, or under the
                            -----------    -----------
        Certificate of Designation for such Fund. The Trustees may from time to time divide or combine the Shares of any Fund, or any Class of any Fund, into a greater or lesser number of Shares of that Fund or Class without thereby changing the proportionate beneficial interest in the assets belonging to that Fund or in any way affecting the rights of the holders of Shares of any other Fund or Class.

                  (j) Rights of Fractional Shares. Any fractional Share of any
                      ---------------------------
        Series or Class of Shares shall carry proportionately all the rights and obligations of a whole Share of that Series or Class, including rights and obligations with respect to voting, receipt of dividends and distributions, redemption of Shares, and liquidation of the Trust or of the Series or Class to which such Shares pertain.

                  (k) Conversion and Exchange Rights. (i) Subject to
                      ------------------------------
        compliance with the requirements of the 1940 Act, the Trustees shall have the authority to provide (A) that holders of Shares of any Series shall have the right to exchange such Shares for Shares of any other investment company registered as such under the 1940 Act and designated for that purpose (an "Eligible Investment Company") in the
                                         ---------------------------
        Trust's Prospectus for the Shares being exchanged, (B) that holders of any Class of Shares of a Series shall have the right to convert such Shares ("Converted Shares") into, or exchange such Shares for, Shares
                 ----------------
        of one or more other Classes of such Series ("Resulting Shares"), and
                                                      ----------------
        (C) that Shares of any Class of a Series shall be automatically converted into Shares of another Class of such Series, in each case in accordance with such requirements and procedures as the Trustees may establish.

                             (ii) The number of Resulting Shares of any Class into which a Converted Share is converted shall be the quotient (including for this purpose fractions of a Share) obtained by dividing the net asset value per Converted Share converted by the net asset value per Resulting Share, each determined as of the close of business on the Conversion Date.

                             (iii) Converted Shares of any Class will cease to accrue dividends at the close of business on the Conversion Date thereof, and will thenceforth no longer be deemed outstanding, and the rights of the holders thereof (except (A) the right to receive the appropriate number of Resulting Shares determined as above in this subsection (k), (B) the right to receive dividends declared on
             --------------
        Converted Shares but not paid prior to the close of business on such Conversion Date, and (C) the right to vote or to give any consent in respect of Converted Shares that were held as of any record date occurring before the Conversion Date and theretofore set with respect to any meeting held or any written consent for which the actual date is set after the Conversion Date) will cease, and such holder shall instead have all the rights in respect of the Resulting Shares of a holder of Shares of the Class issuable upon conversion of such Converted Shares, effective from and after the close of business on such Conversion Date. Certificates representing Resulting Shares need not be issued until certificates representing Converted Shares, if issued, have been received by the Trust or its agent, duly endorsed for transfer.

                             (iv) The Trust will appropriately reflect the conversion of Converted Shares into Resulting Shares on the first periodic statements of account sent to Shareholders of record affected which provide account information with respect to a reporting period which includes the conversion Date.

                  (l) Conversion of Class B Shares. (i) Without limitation
                      ----------------------------
        of the foregoing paragraph (k), each Class B Share of the Existing
                         -------------
        Series, other than Shares purchased through the automatic reinvestment of dividends or distributions with respect to the Class B Shares of such Series, shall be converted automatically, and without any action or choice on the part of the holder thereof, into Class A Shares of such Fund on the Conversion Date thereof, established as provided in the next succeeding sentence. The term "Conversion Date", as to any
                                                ---------------
        Class B Share, shall mean the date that is set forth in the registration statement of a Fund, as the same may be amended from time to time. The "Original Purchase Date" of a Class B Share shall be the
                      ----------------------
        date on which such Share was first subscribed and paid for by such holder; provided, that if such Share was obtained by the holder
                --------
        through an exchange of Shares of another Eligible Investment Company, the Original Purchase Date shall be the Original Purchase Date of the Class B Shares of such other Eligible Investment Company, or if the Shares of such other Eligible Investment Company were held as the result of a series of exchanges, the Original Purchase Date of the Class B Shares of them Eligible Investment Company to which the holder originally subscribed.

                             (ii) The Trustees shall establish such procedures and accounting standards as they deem appropriate in respect of the automatic conversion of Class B Shares of any Series purchased through the automatic reinvestment of dividends or distributions relating to the Class B Shares of such Series.

                             (iii) Notwithstanding the foregoing provisions of this subsection (l), the automatic conversion of Class B Shares into
             --------------
        Class A Shares shall be subject to suspension, as follows:

                                    (I) Such conversion shall be suspended at
                  any time that the Trustees determine (i) that there is not
                                                        -
                  available a reasonably satisfactory opinion of counsel to the effect that, under the Internal Revenue Code (x) the
                                                                    -
                  assessment of the higher distribution services fee and transfer agency costs with respect to the Class B shares does not result in the Trust's dividends or distributions constituting a "preferential dividend", and (y) the conversion of the Class B Shares does not constitute a taxable event, or (ii) any other condition to conversion set
                                     --
                  forth in the Trust's prospectus for the Class B Shares, as such prospectus may be amended from time to time, is not satisfied; and

                                    (II) Such conversion may be suspended at
                  any time that the Trustees determine such suspension to be appropriate in order to comply with, or satisfy the requirements of, the 1940 Act, relating to voting by the holders of the Class B Shares on any plan with respect to the Class A Shares proposed pursuant to Rule 12b-1 under the

                  1940 Act, and in connection with, or in lieu of, any such suspension, the Trustees may provide holders of Class B Shares with alternative conversion or exchange rights into other Classes or Series of Shares of the Trust in a manner consistent with the provision of the 1940 Act giving rise to the possible suspension of such conversion right.

        SECTION 6.3. Ownership of Shares. The ownership of Shares shall be
                     -------------------
recorded on the books of the Trust or of a Transfer Agent or similar agent for the Trust, which books shall be maintained separately for the Shares of each Series that has been authorized. Certificates evidencing the ownership of Shares need not be issued except as the Trustees may otherwise determine from time to time, and the Trustees shall have power to call outstanding Share certificates and to replace them with book entries. The Trustees may make such rules as they consider appropriate for the issuance of Share certificates, the use of facsimile signatures, the transfer of Shares and similar matters. The record books of the Trust as kept by the Trust or any Transfer Agent or similar agent, as the case may be, shall be conclusive as to who are the Shareholders and as to the number of Shares of each Fund held from time to time by each such Shareholder.

        The holders of Shares of each Fund shall upon demand disclose to the Trustees in writing such information with respect to their direct and indirect ownership of Shares of such Fund as the Trustees deem necessary to comply with the provisions of the Internal Revenue Code, or to comply with the requirements of any other authority.

        SECTION 6.4. Investments in the Trust. The Trustees may accept
                     ------------------------
investments in any Fund of the Trust from such Persons and on such terms and for such consideration, not inconsistent with the provisions of the 1940 Act, as they from time to time authorize. The Trustees may authorize any Distributor, Principal Underwriter, Custodian, Transfer Agent or other Person to accept orders for the purchase of Shares that conform to such authorized terms and to reject any purchase orders for Shares, whether or not conforming to such authorized terms.

        SECTION 6.5. No Preemptive Rights. No Shareholder, by virtue of
                     --------------------
holding Shares of any Fund, shall have any preemptive or other right to subscribe to any additional Shares of that Fund, or to any shares of any other Fund, or any other Securities issued by the Trust.

        SECTION 6.6. Status of Shares. Every Shareholder, by virtue of having
                     ----------------
become a Shareholder, shall be held to have expressly assented and agreed to the terms hereof and to have become a party hereto. Shares shall be deemed to be personal property, giving only the rights provided herein. Ownership of Shares shall not entitle the Shareholder to any title in or to the whole or any part of the Trust Property or right to call for a partition or division of the same or for an accounting, nor shall the ownership of Shares constitute the Shareholders partners. The death of a Shareholder during the continuance of the Trust shall not operate to terminate the Trust or any Fund, nor entitle the representative of any deceased Shareholder to an accounting or to take any action in court or elsewhere against the Trust or the Trustees, but only to the rights of said decedent under this Declaration of Trust.


                                  ARTICLE VII
                                  -----------

                                 VOTING RIGHTS
                                 -------------

        SECTION 7.1. Voting Powers. The Shareholders shall have power to
                     -------------
vote only (i) for the election or removal of Trustees as provided in Sections 4.1(c) and (e) hereof, (ii) with respect to the approval or termination in accordance with the 1940 Act of any contract with a Contracting Party as provided in Section 5.2 hereof as to which Shareholder approval is required by
            -----------
the 1940 Act, (iii) with respect to any termination or reorganization of the Trust or any Fund to the extent and as provided in Sections 9.1 and 9.2
                                                   ------------     ---
hereof, (iv) with respect to any amendment of this Declaration of Trust to the extent and as provided in Section 9.3 hereof, (v) to the same extent as the
                          -----------
stockholders of a Massachusetts business corporation as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or any Fund, or the Shareholders of any of them (provided, however, that a
                                          --------  -------
Shareholder of a particular Fund shall not in any event be entitled to maintain a derivative or class action on behalf of any other Fund or the Shareholders thereof), and (vi) with respect to such additional matters relating to the Trust as may be required by the 1940 Act, this Declaration of Trust, the Bylaws or any registration of the Trust with the Commission (or any successor agency) or any State, or as the Trustees may consider necessary or desirable. If and to the extent that the Trustees shall determine that such action is required by law or by this Declaration, they shall cause each matter required or permitted to be voted upon at a meeting or by written consent of Shareholders to be submitted to a separate vote of the outstanding Shares of each Fund entitled to vote thereon; provided, that (i) when expressly required
                                    --------
by the 1940 Act or by other law, actions of Shareholders shall be taken by Single Class Voting of all outstanding Shares of each Series or Class whose holders are entitled to vote thereon; and (ii) when the Trustees determine that any matter to be submitted to a vote of Shareholders affects only the rights or interests of Shareholders of one or more but not all Funds or of one or more but not all Classes of a single Fund (including without limitation any distribution plan pursuant to Rule 12b-1 under the 1940 Act applicable to any such Fund or Class), then only the Shareholders of the Funds or Classes so affected shall be entitled to vote thereon. Without limiting the generality of the foregoing, the holders of such Classes as may be established by the Trustees of any Fund, each voting as a separate class, shall have exclusive voting rights with respect to provisions of any distribution plan adopted by the Trustees pursuant to Rule 12b-1 under the 1940 Act (a "Plan") applicable
                                                           ----
to the Class of Shares of such Fund.

         SECTION 7.2. Number of Votes and Manner of Voting; Proxies. On each
                      ---------------------------------------------
matter submitted to a vote of the Shareholders, other than the election of any Trustee, each holder of Shares of any Series shall be entitled to one vote for each dollar of net asset value (number of Shares owned times net asset value per Share) and each fractional dollar amount shall be entitled to a proportionate fractional vote. At all elections of Trustees, each holder of Shares of any Series shall be entitled to as many votes as shall equal the dollars of net asset value multiplied by the number of Trustees to be elected and may cast all of such votes for a single Trustee or may distribute them among the number to be voted for, or any two or more of them. Shares may be voted in person or by proxy. A proxy with respect to Shares held in the name of two (2) or more Persons shall be valid if executed by any one of them unless at or prior to exercise of the proxy the Trust receives a specific written notice to the contrary from any one of them. A proxy purporting to be executed by or on behalf of a Shareholder shall be deemed valid unless challenged at or prior to its exercise and the burden of proving invalidity shall rest on the challenger. Until Shares are issued, the Trustees may exercise all rights of Shareholders and may take any action required by law, this Declaration of Trust or the Bylaws to be taken by Shareholders.

        SECTION 7.3. Meetings. Meetings of Shareholders may be called by the
                     --------
Trustees from time to time for the purpose of taking action upon any matter requiring the vote or authority of the Shareholders as herein provided, or upon any other matter deemed by the Trustees to be necessary or desirable. Written notice of any meeting of Shareholders shall be given or caused to be given by the Trustees by mailing such notice at least ten (10) days before such meeting, postage prepaid, stating the time, place and purpose of the meeting, to each Shareholder at the Shareholder's address as it appears on the records of the Trust. If a meeting of Shareholders has not been held during the immediately preceding fifteen (15) months for the purpose of electing Trustees, a Shareholder or Shareholders holding three percent (3%) or more of the voting power of all Shares entitled to vote may demand a meeting of Shareholders for the purpose of electing Trustees by written notice of demand given to the Trustees. Within thirty (30) days after receipt of such demand, the Trustees shall call and give notice of a meeting of Shareholders for the purpose of electing Trustees. If the Trustees shall fail to call such meeting or give notice thereof, then the Shareholder or Shareholders making the demand may call and give notice of such meeting at the expense of the Trust. The Trustees shall promptly call and give notice of a meeting of Shareholders for the purpose of voting upon removal of any Trustee of the Trust when requested to do so in writing by Shareholders holding not less than ten percent (10%) of the Shares then outstanding. If the Trustees shall fail to call or give notice of any meeting of Shareholders for a period of thirty (30) days after written application by Shareholders holding at least ten percent (10%) of the Shares then outstanding requesting that a meeting be called for any other purpose requiring action by the Shareholders as provided herein or in the Bylaws, then Shareholders holding at least ten percent (10%) of the Shares then outstanding may call and give notice of such meeting, and thereupon the meeting shall be held in the manner provided for herein in case of call thereof by the Trustees.

        SECTION 7.4. Record Dates. For the purpose of determining the
                     ------------
Shareholders who are entitled to vote or act at any meeting or any adjournment thereof, or who are entitled to participate in any dividend or distribution, or for the purpose of any other action, the Trustees may from time to time close the transfer books for such period, not exceeding thirty (30) days (except at or in connection with the termination of the Trust), as the Trustees may determine; or without closing the transfer books the Trustees may fix a date and time not more than ninety (90) days prior to the date of any meeting of Shareholders or other action as the date and time of record for the determination of Shareholders entitled to vote at such meeting or any adjournment thereof or to be treated as Shareholders of record for purposes of such other action, and any Shareholder who was a Shareholder at the date and time so fixed shall be entitled to vote at such meeting or any adjournment thereof or to be treated as a Shareholder of record for purposes of such other action, even though he has since that date and time disposed of his Shares, and no Shareholder becoming such after that date and time shall be so entitled to vote at such meeting or any adjournment thereof or to be treated as a Shareholder or record for purposes of such other action.

        SECTION 7.5. Quorum and Required Vote. Ten percent (10%) of the
                     ------------------------
outstanding Shares entitled to vote without regard to Series shall be a quorum for the transaction of business at a Shareholders' meeting, but any lesser number shall be sufficient for adjournments. Any adjourned session or sessions may be held within a reasonable time after the date set for the original meeting without the necessity of further notice. A Majority Shareholder Vote at a meeting of which a quorum is present shall decide any question, except when a different vote is required or permitted by any provision of the 1940 Act or other applicable law or by this Declaration of Trust or the By-Laws, or when the Trustees shall in their discretion require a larger vote or the vote of a majority or larger fraction of the Shares of one or more particular Series or Classes.

        SECTION 7.6. Action by Written Consent. Subject to the provisions of
                     -------------------------
the 1940 Act and other applicable law, any action taken by Shareholders may be taken without a meeting if Shareholders who hold at least ten percent (10%) of the Shares Shareholders entitled to vote on the matter (or such larger proportion thereof or of the Shares of any particular Series as shall be required by the 1940 Act or by any express provision of this Declaration of Trust or the Bylaws or as shall be permitted by the Trustees) consent to the action in writing and if the writings in which such consent is given are filed with the records of the meetings of Shareholders, to the same extent and for the same period as proxies given in connection with a Shareholders' meeting. Such consent shall be treated for all purposes as a vote taken at a meeting of Shareholders.

        SECTION 7.7. Inspection of Records. The records of the Trust shall be
                     ---------------------
open to inspection by Shareholders to the same extent as is permitted stockholders of a Massachusetts business corporation under the Massachusetts Business Corporation Act.

        SECTION 7.8. Additional Provisions. The Bylaws may include further
                     ---------------------
provisions for Shareholders' votes and meetings and related matters not inconsistent with the provisions hereof.

        SECTION 7.9. Derivative Action. A shareholder may bring derivative
                     -----------------
action on behalf of the Trust only if the shareholder first makes a pre-suit demand upon the Trustees to bring the subject action unless an effort to cause the Trustees to bring such action is excused. A demand on the Trustees shall only be excused if a majority of the Board of Trustees, or a majority of any committee established to consider such action, has a personal financial interest in the action at issue. A Trustee shall not be deemed to have a personal financial interest in an action or otherwise be disqualified from ruling on a shareholder demand by virtue of the fact that such Trustee receives remuneration from his service on the Board of Trustees of the Trust or on the Board of Trustees or Directors of one or more investment companies with the same or an affiliated investment advisor or underwriter.


                                 ARTICLE VIII
                                 ------------

                   LIMITATION OF LIABILITY; INDEMNIFICATION
                   ----------------------------------------

        SECTION 8.1. Trustees, Shareholders, etc. Not Personally Liable;
                     ---------------------------------------------------
Notice. The Trustees and officers of the Trust, in incurring any debts,
------
liabilities or obligations, or in limiting or omitting any other actions for or in connection with the Trust, are or shall be deemed to be acting as Trustees or officers of the Trust and not in their own capacities. No Shareholder shall be subject to any personal liability whatsoever in tort, contract or otherwise to any other Person or Persons in connection with the assets or the affairs of the Trust or of any Fund, and subject to Section 8.4 hereof, no Trustee, officer, employee or agent of the Trust shall be subject to any personal liability whatsoever in tort, contract, or otherwise, to any other Person or Persons in connection with the assets or affairs of the Trust or of any Fund, save only that arising from his own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office or the discharge of his functions. The Trust (or if the matter relates only to a particular Fund, that Fund) shall be solely liable for any and all debts, claims, demands, judgments, decrees, liabilities or obligations of any and every kind, against or with respect to the Trust or such Fund in tort, contract or otherwise in connection with the assets or the affairs of the Trust or such Fund, and all Persons dealing with the Trust or any Fund shall be deemed to have agreed that resort shall be had solely to the Trust Property of the Trust or the Fund Assets of such Fund, as the case may be, for the payment or performance thereof.

        The Trustees shall use their best efforts to ensure that every note, bond, contract, instrument, certificate or undertaking made or issued by the Trustees or by any officers or officer shall give notice that this Declaration of Trust is on file with the Secretary of The Commonwealth of Massachusetts and shall recite to the effect that the same was executed or made by or on behalf of the Trust or by them as Trustees or Trustee or as officers or officer, and not individually, and that the obligations of such instrument are not binding upon any of them or the Shareholders individually but are binding only upon the assets and property of the Trust, or the particular Fund in question, as the case may be, but the omission thereof shall not operate to bind any Trustees or Trustee or officers or officer or Shareholders or Shareholder individually, or to subject the Fund Assets of any Fund to the obligations of any other Fund.

        SECTION 8.2. Trustees' Good Faith Action; Expert Advice; No Bond or
                     ------------------------------------------------------
Surety. The exercise by the Trustees of their powers and discretions hereunder
------
shall be binding upon everyone interested. Subject to Section 8.4 hereof, a Trustee shall be liable for his own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee, and for nothing else, and shall not be liable for errors of judgment or mistakes of fact or law. Subject to the foregoing, (i) the Trustees shall not be responsible or liable in any event for any neglect or wrongdoing of any officer, agent, employee, consultant, Investment Manager, Administrator, Distributor or principal Underwriter, Custodian or Transfer Agent, Dividend Disbursing Agent, Shareholder Servicing Agent or Accounting Agent of the Trust, nor shall any Trustee be responsible for the act or omission of any other Trustee; (ii) the Trustees may take advice of counsel or other experts with respect to the meaning and operation of this Declaration of Trust and their duties as Trustees, and shall be under no liability for any act or omission in accordance with such advice or for failing to follow such advice; and (iii) in discharging their duties, the Trustees, when acting in good faith, shall be entitled to rely upon the books of account of the Trust and upon written reports made to the Trustees by any officer appointed by them, any independent public accountant, and (with respect to the subject matter of the contract involved) any officer, partner or responsible employee of a Contracting Party appointed by the Trustees pursuant to Section 5.2 hereof. The Trustees as such shall not be required to give any bond or surety or any other security for the performance of their duties.

        SECTION 8.3. Indemnification of Shareholders. If any Shareholder (or
                     -------------------------------
former Shareholder) of the Trust shall be charged or held to be personally liable for any obligation or liability of the Trust solely by reason of being or having been a Shareholder and not because of such Shareholder's acts or omissions or for some other reason, the Trust (upon request by the Shareholder) shall assume the defense against such charge and satisfy any judgment thereon, and the Shareholder or former Shareholder (or the heirs, executors, administrators or other legal representatives thereof, or in the case of a corporation or other entity, its corporate or other general successor) shall be entitled (but solely out of the assets of the Fund of which such Shareholder or former Shareholder is or was the holder of Shares) to be held harmless from and indemnified against all loss and expense arising from such liability.

        SECTION 8.4.  Indemnification.
                      ---------------

                   (a) Definitions.

                             (i) "Official Capacity" means (1) with respect to
                                  -----------------
                   a director, the position of Trustee, (2) with respect to a person other than a Trustee, the elective or appointive office or position held by an officer, or member of a committee of the board, and (3) with respect to a director or officer of the Trust who, while a director or officer of the Truest, is or was serving at the request of the Trust or whose duties in that position involve or involved service as a director, officer, partner, trustee, governor, manager, employee, or agent of another organization, the position of that person as a director, officer, partner, trustee, governor, manager, employee, or agent, as the case may be, of the other organization.

                             (ii) "Proceeding" means a threatened, pending, or
                                   ----------
                   completed civil, criminal, administrative, arbitration, or investigative proceeding, including a proceeding by or in the right of the Trust.

                             (iii) "Special Legal Counsel" means counsel who
                                    ---------------------
                   has not represented the Trust or a related organization, or a Trustee, officer, or member of a committee of the board whose indemnification is in issue.

                   (b) Indemnification mandatory; standard. (i)The Trust shall
                       -----------------------------------
        indemnify a person made or threatened to be made a party to a proceeding or as a witness by reason of the former or present official capacity of the person against judgments, penalties, fines, including without limitation, settlements, and reasonable expenses, including attorneys' fees and disbursements, incurred by the person in connection with the proceeding, if, with respect to the acts or omissions of the person complained of in the proceeding, the person:

                        (1)     has not been indemnified by another
                                organization or employee benefit plan for the same judgments, penalties, fines, including, without limitation, excise taxes assessed against the person with respect to an employee benefit plan, settlements, and reasonable expenses, including attorneys' fees and disbursements, incurred by the person in connection with the proceeding with respect to the same acts of omissions;

                        (2)     acted in good faith;

                        (3)     received no improper personal benefit;

                        (4) in the case of a criminal proceeding, had no reasonable cause to believe the conduct was unlawful; and

                        (5) in the case of acts or omissions occurring in the official capacity defined in
                                (a)(i)(1) and (2), reasonably believed that the conduct was in the best interests of the Trust, or in the case of acts or omissions occurring in the official capacity defined in (a)(i)(3), reasonably believed that the conduct was not opposed to the best interests of the Trust. If the person's acts or omissions complained of in the proceeding relate to conduct as a director, officer, trustee, employee, or agent of an employee benefit plan, the conduct is not considered to be opposed to the best interests of the Trust if the person reasonably believed that the conduct was in the best interests of the participants.

        (ii) The termination of a proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent does not, of itself, establish that the person did not meet the criteria set forth above.

                   (c) Advances. If a person is made or threatened to be made a
                       --------
        party to a proceeding or required to serve as a witness, the person is entitled, upon written request to the Trust, to payment or reimbursement by the Trust of reasonable expenses, including attorneys' fees and disbursements, incurred by the person in advance of the final disposition of the proceeding, (i) upon receipt by the Trust of a written affirmation by the person of a good faith belief that the criteria for indemnification set forth in subdivision (b) have been satisfied and a written undertaking by the person to repay all amounts so paid or reimbursed by the Trust, if it is ultimately determined that the criteria for indemnification have not been satisfied, and (ii) after a determination that the facts then known to those making the determination would not preclude indemnification under this section. The written undertaking required by clause (i) is an unlimited general obligation of the person making it, but need not be secured and shall be accepted without reference to financial ability to make the repayment.

                   (d) Determination of eligibility. (i) All determinations
                       ----------------------------
        whether indemnification of a person is required because the criteria set forth in (b) have been satisfied and whether a person is entitled to payment or reimbursement of expenses in advance of the final disposition of a proceeding as provided in (c) shall be made:


                        (1) by the board by a majority of a quorum, if the Trustees who are at the time parties to the proceeding are not counted for determining either a majority or the presence of a quorum;

                        (2) if a quorum under clause (1) cannot be obtained, by a majority of a committee of the board, consisting solely of two or more Trustees not at the time parties to the proceeding, duly designated to act in the matter by a majority of the full board including Trustees who are parties;

                        (3)     if a determination is not made under clause
                                (1) or (2), by special legal counsel,
                                selected either by a majority of the board or a committee by vote pursuant to clause
                                (1) or (2) or, if the requisite quorum of the full board cannot be obtained and the committee cannot be established, by a majority of the full board including directors who are parties;

                        (4)     if a determination is not made under clauses
                                (1) to (3), by the affirmative vote of the shareholders, but the shares held by parties to the proceeding must not be counted in determining the presence of a quorum and are not considered to be present and entitled to vote on the determination; or

                        (5) if an adverse determination is made under clauses (1) to (4) or under paragraph (b), or if no determination is made under clauses
                                (1) to (4) or under paragraph (b) within 60 days after (i) the later to occur of the termination of a proceeding or a written request for indemnification to the Trust or
                                (ii) a written request for an advance of expenses, as the case may be, by a court, which may be the same court in which the proceeding involving the person's liability took place, upon application of the person and any notice the court requires. The person seeking indemnification or payment or reimbursement of expenses pursuant to this clause has the burden of establishing that the person is entitled to indemnification or payment or reimbursement of expenses.

        (ii) With respect to a person who is not, and was not at the time of the acts or omissions complained of in the proceedings, a Trustee, officer, or person possessing, directly or indirectly, the power to direct or cause the direction of the management or policies of the corporation, the determination whether indemnification of this person is required because the criteria set forth in (b) have been satisfied and whether this person is entitled to payment or reimbursement of expenses in advance of the final disposition of a proceeding as provided in (c) may be made by an annually appointed committee of the board, having at least one member who is a Trustee. The committee shall report at least annually to the board concerning its actions.

                (e) Insurance. The Trust may purchase and maintain insurance
                    ---------
        on behalf of a person in that person's official capacity against any liability asserted against and incurred by the person in or arising from that capacity, whether or not the Trust would have been required to indemnify the person against the liability under the provisions of this section.

                (f) Contractual obligation. The Trust agrees that it has a
                    ----------------------
        contractual obligation to indemnify from the assets of the Fund or Funds to which the conduct in question relates each person set forth in (a)(i).

        SECTION 8.5. Indemnification Not Exclusive, etc. The right of
                     ----------------------------------
indemnification provided by this Article VIII shall not be exclusive of or affect any other rights to which any such Covered Person may be entitled. As used in this Article VIII, a "disinterested" Person is one against whom none
                              -------------
of the actions, suits or other proceedings in question, and no other action, suit or other proceeding on the same or similar grounds is then or has been pending or threatened. Nothing contained in this Article VIII shall affect any rights to indemnification to which personnel of the Trust, other than Trustees and officers, and other Persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such Person.

        SECTION 8.6. Liability of Third Persons Dealing with Trustees. Nor
                     ------------------------------------------------
person dealing with the Trustees shall be bound to make any inquiry concerning the validity of any transaction made or to be made by the Trustees or to see to the application of any payments made or property transferred to the Trust or upon its order.

                                  ARTICLE IX
                                  ----------

                     DURATION; REORGANIZATION; AMENDMENTS
                     ------------------------------------

        SECTION 9.1. Duration and Termination of Trust. Unless terminated as
                     ---------------------------------
provided herein, the Trust shall continue without limitation of time and, without limiting the generality of the foregoing, no change, alteration or modification with respect to any Fund or Series of Shares shall operate to terminate the Trust. The Trust may be terminated at any time by a Majority of the Trustees, subject to the favorable vote of the holders of not less than a majority of the Shares outstanding and entitled to vote of each Fund of the Trust, or by an instrument or instruments in writing without a meeting, consented to by the holders of not less than a majority of such Shares, or by such greater or different vote of Shareholders of any Series as may be established by the Certificate of Designation by which such Series was authorized. Upon termination, after paying or otherwise providing for all charges, taxes, expenses and liabilities, whether due or accrued or anticipated as may be determined by the Trustees, the Trust shall in accordance with such procedures as the Trustees consider appropriate reduce the remaining assets to distributable form in cash, Securities or other property, or any combination thereof, and distribute the proceeds to the Shareholders, in conformity with the provisions of Section 6.2(d) hereof.

        SECTION 9.2. Reorganization. The Trustees may sell, convey and
                     --------------
transfer all or substantially all of the assets of the Trust, or the assets belonging to any one or more Funds, to another trust, partnership, association or corporation organized under the laws of the United States or any State of the United States, or may transfer such assets to another Fund of the Trust, in exchange for cash, Shares or other Securities (including, in the case of a transfer to another Fund of the Trust, Shares of such other Fund), or to the extent permitted by law then in effect may merge or consolidate the Trust or any Fund with any other trust or any corporation, partnership, or association organized under the laws of the United States or any State of the United States, all upon such terms and conditions and for such consideration when and as authorized by vote or written consent of a Majority of the Trustees and approved by the affirmative vote of the holders of not less than a majority of the Shares outstanding and entitled to vote of each Fund whose assets are affected by such transaction, or by an instrument or instruments in writing without a meeting, consented to by the holders of not less than a majority of such Shares, and/or by such other vote of any Series as may be established by the Certificate of Designation with respect to such Series. Following such transfer, the Trustees shall distribute the cash, Shares or other Securities or other consideration received in such transaction (giving due effect to the assets belonging to and indebtedness of, and any other differences among, the various Funds of which the assets have so been transferred) among the Shareholders of the Fund of which the assets have been so transferred; and if all of the assets of the Trust have been so transferred, the Trust shall be terminated. Nothing in this Section 9.2 shall be construed as requiring approval of Shareholders for the Trustees or organize or assist in organizing one or more corporations, trusts, partnerships, associations or other organizations, and to sell, convey or transfer less than substantially all of the Trust Property or the assets belonging to any Fund to such organizations or entities.

        SECTION 9.3. Amendments; etc. All rights granted to the Shareholders
                     ---------------
under this Declaration of Trust are granted subject to the reservation of the right to amend this Declaration of Trust as herein provided, except that no amendment shall repeal the limitations on personal liability of any Shareholder or Trustee or the prohibition of assessment upon the Shareholders (otherwise than as permitted under Section 6.2(g)) without the express consent
                                   --------------
of each Shareholder or Trustee involved. Subject to the foregoing, the provisions of this Declaration of Trust (whether or not related to the rights of Shareholders) may be amended at any time, so long as such amendment does not adversely affect the rights of any Shareholder with respect to which such amendment is or purports to be applicable and so long as such amendment is not in contravention of applicable law, including the 1940 Act, by an instrument in writing signed by a Majority of the Trustees (or by an officer of the Trust pursuant to the vote of a Majority of the Trustees). Any amendment to this Declaration of Trust that adversely affects the rights of all Shareholders may be adopted at any time by an instrument in writing signed by a Majority of the Trustees (or by an officer of the Trust pursuant to a vote of a Majority of the Trustees) when authorized to do so by the vote in accordance with Section
                                                                      -------
7.1 hereof of Shareholders holding a majority of all the Shares outstanding
---
and entitled to vote, without regard to Series, or if said amendment adversely affects the rights of the Shareholders of less than all of the Funds or of less than all of the Classes of Shares of any Fund, by the vote of the holders of a majority of all the Shares entitled to vote of each Fund or of each Class, as the case may be, so affected. Subject to the foregoing, any such amendment shall be effective when the terms thereof have been duly adopted, as aforesaid. A certificate (which may be a part of such instrument) to the effect that such amendment has been duly adopted, and setting forth the circumstances thereof, shall be executed and acknowledged by a Trustee or officer of the Trust and filed as provided in Section 9.4 hereof (but such
                                              -----------
filing shall not be a prerequisite to the effectiveness of such amendment).

        SECTION 9.4. Filing of Copies of Declaration and Amendments. The
                     ----------------------------------------------
original or a copy of the Declaration and of each amendment hereto (including each Certificate of Designation and Certificate of Termination), as well as the certificates called for by Section 4.1(k) hereof as to changes in the Trustees, shall be kept at the office of the Trust where it may be inspected by any Shareholder, and one copy of each such instrument shall be filed with the Secretary of The Commonwealth of Massachusetts, as well as with any other governmental office where such filing may from time to time be required by the laws of Massachusetts. A restated Declaration, integrating into a single instrument all of the provisions of this Declaration which are then in effect and operative, may be executed from time to time by a Majority of the Trustees and shall, upon filing with the Secretary of The Commonwealth of Massachusetts, be conclusive evidence of all amendments contained therein and may thereafter be referred to in lieu of the original Declaration and the various amendments thereto.


                                   ARTICLE X
                                   ---------

                                 MISCELLANEOUS
                                 -------------

        SECTION 10.1. Governing Law. This Declaration of Trust is executed and
                      -------------
delivered in The Commonwealth of Massachusetts and with reference to the laws thereof, and the rights of all parties and the construction and

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

effect of every provision hereof shall be subject to and construed according to the laws of said Commonwealth.

        SECTION 10.2. Counterparts. This Declaration of Trust and any
                      ------------
amendment hereto may be simultaneously executed in several counterparts, each of which so executed shall be deemed to be an original, and such counterparts, together, shall constitute but one and the same instrument, which shall be sufficiently evidenced by any such original counterpart.

        SECTION 10.3. Reliance by Third Parties. Any certificate executed by
                      -------------------------
an individual who, according to the records in the office of the Secretary of The Commonwealth of Massachusetts appears to be a Trustee hereunder, certifying to: (a) the number or identity of Trustees or Shareholders, (b) the due authorization of the execution of any instrument or writing, (c) the form of any vote passed as a meeting of Trustees or Shareholders, (d) the fact that the number of Trustees or Shareholders present at any meeting or executing any written instrument satisfies the requirements of this Declaration of Trust,
(e) the form of any Bylaw adopted, or the identity of any officers elected, by the Trustees, or (f) the existence or non-existence of any fact or facts which in any manner relate to the affairs of the Trust, shall be conclusive evidence as to the matters so certified in favor of any Person dealing with the Trustees, or any of them, and the successors of such Person.

        SECTION 10.4. References; Headings. The masculine gender shall include
                      --------------------
the feminine and neuter genders. Headings are placed herein for convenience of reference only and shall not be taken as a part of this Declaration or control or affect the meaning, construction or effect hereof.


                                    * * *

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